PROSPECTUS


                   [EUROPE 2001 HOLDRS(SM) TRUST LOGO OMITTED]

                        1,000,000,000 Depositary Receipts

                           Europe 2001 HOLDRS(SM) Trust

         The Europe 2001 HOLDRS(SM) Trust issues Depositary Receipts called Europe 2001 HOLDRS(SM) representing your undivided beneficial ownership in the equity securities of a group of specified companies that, when the Europe 2001 HOLDRS were initially issued on January 17, 2001, were among the largest European companies whose equity securities were listed for trading on the New York Stock Exchange or the American Stock Exchange or quoted on the Nasdaq National Market System, as measured in terms of worldwide market capitalization on November 14, 2000. The Bank of New York is the trustee. You only may acquire, hold or transfer Europe 2001 HOLDRS in a round-lot amount of 100 Europe 2001 HOLDRS or round-lot multiples. Europe 2001 HOLDRS are separate from the underlying deposited equity securities that are represented by the Europe 2001 HOLDRS. For a list of the names and the number of shares of the companies that make up a Europe 2001 HOLDR, see "Highlights of Europe 2001 HOLDRS--The Europe 2001 HOLDRS" starting on page 9. The trust will issue the additional Europe 2001 HOLDRS on a continuous basis.

         Investing in Europe 2001 HOLDRS involves significant risks. See "Risk Factors" starting on page 4.

         Europe 2001 HOLDRS are neither interests in nor obligations of Merrill Lynch, Pierce, Fenner & Smith Incorporated. Europe 2001 HOLDRS are not interests in The Bank of New York, as trustee. Please see "Description of the Depositary Trust Agreement" in this prospectus for a more complete description of the duties and responsibilities of the trustee, including the obligation of the trustee to act without negligence or bad faith.

         The Europe 2001 HOLDRS are listed on the American Stock Exchange under the symbol "EKH." On October 20, 2004 the last reported sale price of the Europe 2001 HOLDRS on the American Stock Exchange was $56.60.

                                 --------------

         Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                 --------------

                 The date of this prospectus is October 25, 2004.

     "HOLDRS" and "HOLding Company Depositary ReceiptS" are service marks of
                           Merrill Lynch & Co., Inc.

                                TABLE OF CONTENTS

Summary .......................................................................3
Risk Factors...................................................................4
Highlights of Europe 2001 HOLDRS...............................................9
The Trust.....................................................................18
Description of Europe 2001 HOLDRS.............................................18
Description of the Underlying Securities......................................19
Description of the Depositary Trust Agreement.................................21
United States Federal Income Tax Consequences.................................24
Erisa Considerations..........................................................29
Plan of Distribution..........................................................29
Legal Matters.................................................................29
Where You Can Find More Information...........................................29

                                 --------------

         This prospectus contains information you should consider when making your investment decision. With respect to information about Europe 2001 HOLDRS, you should rely only on the information contained in this prospectus. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell Europe 2001 HOLDRS in any jurisdiction where the offer or sale is not permitted.

         The Europe 2001 HOLDRS are not registered for public sale outside of the United States. Non-U.S. receipt holders should refer to "United States Federal Income Tax Consequences--Non-U.S. receipt holders" and we recommend that non-U.S. receipt holders consult their tax advisors regarding U.S. withholding and other taxes which may apply to ownership of the Europe 2001 HOLDRS or of the underlying securities through an investment in the Europe 2001 HOLDRS.

                                     SUMMARY

         The Europe 2001 HOLDRS trust was formed under the depositary trust agreement, dated as of January 17, 2001 among The Bank of New York, as trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated, other depositors and the owners of the Europe 2001 HOLDRS. The trust is not a registered investment company under the Investment Company Act of 1940.

         The trust currently holds equity securities issued by 45 specified companies that are currently listed on the New York Stock Exchange or the American Stock Exchange or quoted on the Nasdaq National Market System. The New York Stock Exchange, the American Stock Exchange and the Nasdaq National Market are collectively referred to in this prospectus as U.S. stock markets. At the time of the initial offering on January 17, 2001, the Europe 2001 HOLDRS consisted of equity securities of 50 of the largest European companies whose equity securities were listed for trading on a U.S. stock market, as measured in terms of worldwide market capitalization on November 14, 2000. The market capitalization of a company is determined by multiplying the market price of its securities by the number of its outstanding securities. See "Highlights of Europe 2001 HOLDRS--Reconstitution events" and "Highlights of Europe 2001 HOLDRS--Rights relating to the underlying securities" for a discussion of how equity securities of companies that are not the among the largest European companies whose equity securities are listed on a U.S. stock market are included in the trust. The number of shares of each company's equity securities held by the trust with respect to each round-lot of Europe 2001 HOLDRS is specified under "Highlights of Europe 2001 HOLDRS--The Europe 2001 HOLDRS." The securities included in the Europe 2001 HOLDRS consist of American depositary shares, New York registered shares, global shares or ordinary shares and are collectively referred to in this prospectus as equity securities, the securities or the underlying securities.

         There are currently 45 companies included in the Europe 2001 HOLDRS, which may change as a result of reconstitution events, distributions of securities by underlying issuers or other events. The Europe 2001 HOLDRS are separate from the underlying securities that are represented by the Europe 2001 HOLDRS. On October 20, 2004, there were 301,700 Europe 2001 HOLDRS outstanding.

                                  RISK FACTORS

         An investment in Europe 2001 HOLDRS involves risks similar to investing directly in each of the underlying securities outside of the Europe 2001 HOLDRS.

General Risk Factors

         o Loss of investment. Because the value of Europe 2001 HOLDRS directly relates to the value of the underlying securities, you may lose a substantial portion of your investment in the Europe 2001 HOLDRS if the underlying securities decline in value.

         o Discount trading price. Europe 2001 HOLDRS may trade at a discount to the aggregate value of the underlying securities.

         o Ownership of only fractional shares in the underlying securities. As a result of distributions of securities by companies included in the Europe 2001 HOLDRS or other corporate events, such as mergers, a Europe 2001 HOLDR may represent an interest in a fractional share of an underlying security. You will only be entitled to voting, distribution and other beneficial ownership rights in the underlying securities in which you own only fractional shares to the extent that the depositary aggregates your fractional shares with other fractional shares of such underlying securities included in the HOLDR and passes on beneficial ownership rights, including distribution and voting rights, to you based on your proportional, fractional share ownership in the underlying securities. In addition, if you surrender your Europe 2001 HOLDRS to receive the underlying securities and other property represented by your Europe 2000 HOLDRS, you will receive cash in lieu of your fractional shares. You will not be entitled to any securities if your interest in an underlying security is only a fraction of a share.

         o Not necessarily consisting of the European companies with the largest market capitalization. At the time of the initial offering, the companies included in the Europe 2001 HOLDRS were among the largest European companies whose securities are traded on a U.S. stock market, as measured by worldwide market capitalization on November 14, 2000. One or more of the companies whose equity securities are included in the Europe 2001 HOLDRS may no longer be one of the largest European companies whose securities are traded on a U.S. stock market. In addition, as a result of a merger, acquisition or stock distribution of one or more of the companies included in the Europe 2001 HOLDRS, the securities of a company that is not presently part of the Europe 2001 HOLDRS may be included in the Europe 2001 HOLDRS. In this case, the Europe 2001 HOLDRS may no longer consist solely of securities issued by European companies with the largest market capitalization and, as a result of mergers, acquisitions and stock distributions, the Europe 2001 HOLDRS may in the future include the securities of companies that are not European.

         o No investigation of underlying securities. The underlying securities initially included in the Europe 2001 HOLDRS were selected by Merrill Lynch, Pierce, Fenner & Smith Incorporated based on the market capitalization of European issuers with securities traded on a U.S. stock market, without regard for the value, price performance, volatility or investment merit of the underlying securities. The Europe 2001 HOLDRS trust, the trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and their affiliates, have not performed any investigation or review of the selected companies, including the public filings by the companies. Investors and market participants should not conclude that the inclusion of a company is any form of investment recommendation by the trust, the trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated, or their affiliates.

         o Concentration of investment. As a result of market fluctuations, reconstitution events, distributions of securities by an underlying issuer or other events which may result in the distribution of securities from, or the inclusion of additional securities in, the Europe 2001 HOLDRS, an investment in Europe 2001 HOLDRS may represent a more concentrated investment in one or more of the underlying securities or one or more industries. A concentrated investment will reduce the diversification of the Europe 2001 HOLDRS and increase your exposure to the risks of concentrated investments.

         o Conflicting investment choices. In order to sell one or more of the underlying securities individually, participate in any form of stock repurchase program by an issuer of an underlying security or participate in a tender offer relating to one or more of the underlying securities, you will be required to cancel your Europe 2001 HOLDRS and receive delivery of each of the underlying securities. The cancellation of your Europe 2001 HOLDRS will allow you to sell the individual underlying securities or to deliver the individual underlying securities in a tender offer or any form of stock repurchase program. The cancellation of Europe 2001 HOLDRS will involve payment of a cancellation fee to the trustee.

         o Trading halts. Trading in Europe 2001 HOLDRS on the American Stock Exchange may be halted if trading in one or more of the underlying securities is halted. Trading in Europe 2001 HOLDRS may be halted even if trading continues in some or all of the underlying securities. If trading is halted in the Europe 2001 HOLDRS, you will not be able to trade Europe 2001 HOLDRS and you will only be able to trade the underlying securities if you cancel your Europe 2001 HOLDRS and receive each of the underlying securities, even though there is trading in some of the underlying securities.

         o Delisting from the American Stock Exchange. If the number of companies whose securities are held in the trust falls below nine, the American Stock Exchange may consider delisting the Europe 2001 HOLDRS. If the Europe 2001 HOLDRS are delisted by the American Stock Exchange, a termination event will result unless the Europe 2001 HOLDRS are listed for trading on another U.S. national securities exchange or through the Nasdaq National Market System within five business days from the date the Europe 2001 HOLDRS are delisted. There are currently 45 companies whose securities are included in the Europe 2001 HOLDRS.

         o Possible conflicts of interest. Merrill Lynch, Pierce, Fenner & Smith Incorporated, as initial depositor, selected the underlying securities that were originally included in Europe 2001 HOLDRS and may face possible conflicts of interest as Merrill Lynch, Pierce, Fenner & Smith Incorporated and its affiliates may engage in investment banking or may provide other services for issuers of the underlying securities.

         o Delays in distributions. The depositary trust agreement provides that the trustee will use its reasonable efforts to distribute any cash or other distributions paid in respect of the underlying securities to you as soon as practicable after receipt of such distribution. However, you may receive such cash or other distributions later than you would if you owned the underlying securities outside of the Europe 2001 HOLDRS. In addition, you will not be entitled to any interest on any distribution by reason of any delay in distribution by the depositary.

Risk Factors Specific to Companies Included in the Europe 2001 HOLDRS

         o The stock prices of some of the companies included in the Europe 2001 HOLDRS have been and will likely continue to be extremely volatile, which will directly affect the price volatility of the Europe 2001 HOLDRS, and you could lose all or a substantial part of your investment. The trading prices of the securities of some companies included in the Europe 2001 HOLDRS have been volatile. These stock prices could be subject to wide fluctuations in response to a variety of factors, including the following:

              o    general market fluctuations;

              o    interest rate and currency fluctuations;

              o general political and economic conditions, in Europe and throughout the world;

              o actual or anticipated variations in companies' quarterly operating results;

              o announcements of technological innovations or new services offered by competitors of the companies included in the Europe 2001 HOLDRS;

              o    changes in financial estimates by securities analysts;

              o legal or regulatory developments affecting the companies included in the Europe 2001 HOLDRS or in the industries in which they operate;

              o announcements by competitors of the companies included in the Europe 2001 HOLDRS of significant acquisitions, strategic partnerships, joint ventures or capital commitments;

              o    departures of key personnel;

              o sales of securities of companies included in Europe 2001 HOLDRS in the open market; and

              o    difficulty in obtaining additional financing.

              In addition, the trading prices of some of the companies included in the Europe 2001 HOLDRS have experienced extreme price and volume fluctuations in recent months. These fluctuations often have been unrelated or disproportionate to the operating performance of these companies. The valuations of many of the underlying securities are high when measured by conventional valuation standards such as price to earnings and price to sales ratios. Some of the companies do not or in the future might not have earnings. As a result, these trading prices may decline substantially and valuations may not be sustained. Any negative change in the public's perception of the prospects of the underlying companies, generally, could depress their securities' prices regardless of the companies' results. Other broad market and industry factors may decrease the price of the underlying securities, regardless of their operating results. Market fluctuations, as well as general political and economic conditions such as recession, war or interest rate or currency rate fluctuations, also may decrease the market price of these equity securities.

              o As a result of fluctuations in the trading prices of the companies included in the Europe 2001 HOLDRS, the trading price of Europe 2001 HOLDRS has fluctuated significantly. The initial offering price of a Europe 2001 HOLDR on January 17, 2001 was $98.12 and during 2003, the price of a Europe 2003 HOLDR reached a high of $60.02 and a low of $36.65.

              o The international operations of the companies included in the Europe 2001 HOLDRS expose them to risks associated with instability and changes in economic and political conditions, foreign currency fluctuations, changes in foreign regulations and other risks inherent to international business. The companies included in the Europe 2001 HOLDRS have international operations which are essential parts of their businesses. The risks of international business that these companies are exposed to include the following:

general economic, social and political conditions;

              o the difficulty of enforcing intellectual property rights, agreements and collecting receivables through certain foreign legal systems;

              o differing tax rates, tariffs, exchange controls or other similar restrictions;

              o    currency fluctuations;

              o changes in, and compliance with, domestic and foreign laws and regulations which impose a range of restrictions on operations, trade practices, foreign trade and international investment decisions; and

              o reduction in the number or capacity of personnel in international markets.

         o It may be impossible to initiate legal proceedings or enforce judgments against many of the companies included in the Europe 2001 HOLDRS. The companies included in the Europe 2001 HOLDRS were incorporated under the laws of a jurisdiction other than the United States and a substantial portion of their assets are located outside the United States. As a result, it may be impossible to effect service of process within the United States on the companies included in the Europe 2001 HOLDRS or enforce judgments made against them in courts in the United States based on civil liability provisions of the securities laws of the United States. In addition, judgments obtained in the United States, especially those awarding punitive damages, may not be enforceable in foreign countries.

         o Potential voting impediments may exist with respect to the ownership of some of the underlying securities included in the Europe 2001 HOLDRS. Holders of American depositary shares, including those included in the Europe 2001 HOLDRS, may only exercise voting rights with respect to the securities represented by American depositary shares in accordance with the provisions of deposit agreements entered into in connection with the issuance of the American depositary shares. These deposit agreements may not permit holders of American depositary shares to exercise voting rights that attach to the securities underlying the American depositary shares without the issuer first instructing the depositary to send voting information to the holder of the American depositary share. Also, holders of American depositary shares may not exercise voting rights unless they take a variety of steps, which include registration in the share registry of the company that has issued the securities underlying the American depositary shares. The cumulative effect of these steps may make it impractical for holders of American depositary shares to exercise the voting rights attached to the underlying securities.

         o Some of the underlying securities included in the Europe 2001 HOLDRS are not U.S. shares or American depositary shares and, as a result, may be subject to different procedures relating to the repayment of taxes and the activities of the transfer agent. The securities of some companies included in the Europe 2001 HOLDRS are subject to withholding tax on dividends and distributions. Some companies may not have special arrangements in place for refunding these withheld taxes. In such case, the holders of these securities will have to independently apply to a foreign tax authority for repayment of withheld taxes. In addition, some of the companies included in the Europe 2001 HOLDRS may also have a non-U.S. transfer agent and may hold the securities outside of the United States. Non-U.S. transfer agents are not subject to procedures that govern the activities of transfer agents in the United States.

         o The primary trading market of most of the underlying securities of Europe 2001 HOLDRS are not U.S. stock exchanges; accordingly, the trading volume of some of the underlying securities may be very low, which could adversely affect the market price of the Europe 2001 HOLDRS. In some cases, the trading volume of some of the underlying securities on a U.S. stock exchange is or may become limited. A low trading volume or liquidity of any of the underlying securities on U.S. stock exchange may adversely affect the market price of an underlying security and of the Europe 2001 HOLDRS.

         o Exchange rate fluctuations could adversely affect the market price of the underlying securities included in the Europe 2001 HOLDRS and the value of the dividends paid by those companies. The result of operations and the financial position of some of the companies underlying Europe 2001 HOLDRS are reported in local currencies. Exchange rate fluctuations between these currencies and the U.S. dollar may adversely affect the market price of the U.S. exchange listed security and the Europe 2001 HOLDRS. In addition, any dividends that are declared, if any, will likely be set in terms of a currency other than U.S. dollars. As a result, exchange rate fluctuations may also negatively affect the value of dividends declared by many of the companies included in the Europe 2001 HOLDRS.

         o Companies whose securities are included in the Europe 2001 HOLDRS may need additional financing, which may be difficult to obtain. Failure to obtain necessary financing or doing so on unattractive terms could adversely affect development and marketing efforts and other operations of companies whose securities are included in the Europe 2001 HOLDRS. Companies whose securities are included in Europe 2001 HOLDRS may need to raise additional capital in order to fund the continued development and marketing of their products or to fund strategic acquisitions or investments. Their ability to obtain additional financing will depend on a number of factors, including market conditions, operating performance and investor interest. These factors may make the timing, amount, terms and conditions of any financing unattractive. If adequate funds are not available or are not available on acceptable terms, companies whose securities are included in the Europe 2001 HOLDRS may have to forego strategic acquisitions or investments, reduce or defer their development activities, or delay their introduction of new products and services. Any of these actions may reduce the market price of stocks in the software industry.

         o Many of the companies included in the Europe 2001 HOLDRS are companies which are involved in the healthcare industry and are subject to the additional risks associated with an investment in companies in this industry. The stock prices of companies involved in the healthcare industry are subject to wide fluctuations in response to a variety of factors including:

              o announcements of technological innovations or new commercial products;

              o    developments in patent or proprietary rights;

              o    government regulatory initiatives;

              o government regulatory approval processes for product testing and commercialization; and

              o public concern as to the safety or other implications of healthcare products and services.

              An investment in the Europe 2001 HOLDRS may also be particularly vulnerable to these additional risks because of the significant number of healthcare companies included in the Europe 2001 HOLDRS.

         o Many of the companies included in the Europe 2001 HOLDRS are companies which are involved in the technology and telecommunications industries and are subject to the risks associated with an investment in companies in those industries. The valuations of many technology and telecommunications companies are extraordinarily high based on conventional valuation standards, such as price to earnings and price to sales ratios. As a result, the valuations of companies in these industries, and the trading prices for their stock, may not be sustained. In addition, a company which operates in these industries is exposed to other risks which include the following:

              o the need to keep pace with rapid technological change in order to remain competitive and to prevent the obsolescence of their products and services;

              o    an inability to adequately protect proprietary rights;

              o changes in the regulatory environment in which telecommunications companies operate could affect their ability to offer new or existing products and services; and

              o the need to create and employ new technologies and to offer new services derived from these new technologies to remain competitive.

              An investment in the Europe 2001 HOLDRS may also be particularly vulnerable to these additional risks because of the significant number of technology and telecommunications companies included in the Europe 2001 HOLDRS.

                        HIGHLIGHTS OF EUROPE 2001 HOLDRS

         This discussion highlights information regarding Europe 2001 HOLDRS. We present certain information more fully in the rest of this prospectus. You should read the entire prospectus carefully before you purchase Europe 2001 HOLDRS.

Issuer...............................  Europe 2001 HOLDRS Trust.

The trust............................  The Europe 2001 HOLDRS Trust was formed under the depositary trust agreement,
                                       dated as of January 4, 2001 among The
                                       Bank of New York, as trustee, Merrill
                                       Lynch, Pierce, Fenner & Smith
                                       Incorporated, other depositors and the
                                       owners of the Europe 2001 HOLDRS. The
                                       trust is not a registered investment
                                       company under the Investment Company Act of 1940.

Initial depositor....................  Merrill Lynch, Pierce, Fenner & Smith
                                       Incorporated.

Trustee..............................  The Bank of New York, a New York state-
                                       chartered banking organization, is the
                                       trustee and receives compensation as set forth in the depositary trust agreement. The trustee is responsible for receiving deposits of underlying securities and delivering Europe 2001 HOLDRS representing the underlying securities issued by the trust. The trustee holds the underlying securities on behalf of the holders of Europe 2001 HOLDRS.

Purpose of Europe 2001 HOLDRS........  Europe 2001 HOLDRS are designed to achieve the following:

                                       Diversification. Europe 2001 HOLDRS are
                                       designed to allow you to diversify your
                                       investments by holding the equity
                                       securities of companies that are among
                                       the largest European companies with
                                       securities traded on a U.S. stock market, through a single, exchange-listed instrument representing your undivided beneficial ownership of the underlying securities. At the time of the initial offering on January 17, 2001, the Europe 2001 HOLDRS consisted of the equity securities of specified companies that were among the largest European companies whose equity securities were listed for trading on a U.S. stock market, as measured by worldwide market capitalization on November 14, 2000.

                                       Flexibility. The beneficial owners of
                                       Europe 2001 HOLDRS have undivided
                                       beneficial ownership interests in each of the underlying securities represented by the Europe 2001 HOLDRS, and can cancel their Europe 2001 HOLDRS to receive each of the underlying securities represented by the Europe 2001 HOLDRS.

                                       Transaction costs. The expenses
                                       associated with buying and selling Europe
                                       2001 HOLDRS in the secondary market are
                                       expected to be less than separately
                                       buying and selling each of the underlying securities in a traditional brokerage account with transaction-based charges.

Trust assets.........................  The trust holds the equity securities issued by specified companies that, when initially selected, were among the largest European companies with equity securities traded on a U.S. stock market, as measured in terms of worldwide market capitalization on November 14, 2000. Except when a reconstitution event, distribution of securities by an underlying issuer or other event occurs, the underlying securities will not change. Reconstitution events are described in this prospectus under the heading "Description of the Depositary Trust Agreement--Distributions" and
                                       "--Reconstitution events." There are
                                       currently 45 companies included in the
                                       Europe 2001 HOLDRS.

                                       The trust's assets may increase or
                                       decrease as a result of in-kind deposits and withdrawals of the underlying securities during the life of the trust.

The Europe 2001 HOLDRS...............  The trust has issued, and may continue to issue Europe 2001 HOLDRS that represent
                                       an undivided beneficial ownership
                                       interest in the shares of U.S.-traded
                                       securities that are held by the trust on your behalf. The Europe 2001 HOLDRS themselves are separate from the underlying securities that are represented by the Europe 2001 HOLDRS.

                                       The following table provides:

                                       o    the names of the 45 issuers of the
                                            underlying securities currently
                                            represented by the Europe 2001
                                            HOLDRS,

                                       o    the stock ticker symbols,

                                       o    the share amounts currently
                                            represented by a round-lot of 100
                                            Europe 2001 HOLDRS, and

                                       o    the principal U.S. market on which
                                            the underlying securities are
                                            traded.

Name of Company                             Ticker             Amounts            Trading Market
--------------------------------------  ----------------  -----------------  ------------------------
AEGON N.V.                                   AEG                 5.2                   NYSE
Alcatel*                                     ALA                 3                     NYSE
Amdocs Limited                               DOX                 3                     NYSE
ARM Holdings p.l.c.*                        ARMHY                8                    NASDAQ
ASM International N.V.                      ASMI                13                    NASDAQ
ASML Holding N.V.                           ASML                 7                    NASDAQ
AstraZeneca p.l.c.*                          AZN                 4                     NYSE
Autonomy Corporation p.l.c.*                AUTN                 1.2                  NASDAQ
Aventis S.A.*                                AVE                 2                     NYSE
AXA*                                         AXA                 6                     NYSE
Bookham Inc.* (1)                           BKHM                 1.2                  NASDAQ
BP p.l.c.*                                   BP                  4                     NYSE
Business Objects S.A.*                      BOBJ                 4.5                  NASDAQ
Cable & Wireless p.l.c.*                     CWP                 4                     NYSE
DaimlerChrysler AG                           DCX                 4                     NYSE
Deutsche Telekom AG*                         DT                  5                     NYSE
Diageo p.l.c.*                               DEO                 5                     NYSE
Elan Corporation, p.l.c.*                    ELN                 4                     NYSE
Ericsson LM Telephone Company*              ERICY                1.6                  NASDAQ
GlaxoSmithKline p.l.c.*                      GSK                 6                     NYSE
Infineon Technologies AG*                    IFX                 5                     NYSE
ING Groep N.V.*                              ING                 4                     NYSE
IONA Technologies p.l.c.*                   IONA                 3                    NASDAQ
Koninklijke Philips Electronics N.V.         PHG                 5                     NYSE
Millicom International Cellular S.A.*       MICC                 8                    NASDAQ
Nokia Corp.*                                 NOK                 5                     NYSE
Novartis AG*                                 NVS                 5                     NYSE
Qiagen N.V.                                 QGENF                6                    NASDAQ
Repsol YPF, S.A.*                            REP                11                     NYSE
Royal Dutch Petroleum Company                RD                  3                     NYSE
Ryanair Holdings p.l.c.*                    RYAAY                8                    NASDAQ
SAP AG*                                      SAP                 4                     NYSE
Scottish Power p.l.c.*                       SPI                 7                     NYSE
Serono S.A.*                                 SRA                 9                     NYSE
Shire Pharmaceuticals Group p.l.c.*         SHPGY                4                    NASDAQ
Skillsoft p.l.c.*                           SKIL                 6                    NASDAQ
STMicroelectronics N.V.                      STM                 4                     NYSE
Telefonica S.A.*                             TEF                 3.3122                NYSE
Terra Networks, S.A.*                       TRLY                15                    NASDAQ
Total S.A.*                                  TOT                 3                     NYSE
UBS AG                                       UBS                 3                     NYSE
Unilever N.V.                                UN                  3                     NYSE
Vivendi Universal*                            V                  3                     NYSE
Vodafone Group p.l.c.*                       VOD                 6                     NYSE
WPP Group p.l.c.*                           WPPGY                3                    NASDAQ

---------------------------
* The securities of this non-U.S. company trade in the United States as American depositary shares. Please see "Risk Factors" and "Federal Income Tax Consequences--Special considerations with respect to underlying securities of foreign issuers" for additional information relating to an investment in a non-U.S. company.

----------------
(1) Bookham Technology p.l.c., an underlying security included in the Europe 2001 HOLDRS, announced a reincorporation into a U.S. company on September 10, 2004. Effective September 21, 2004, the 12 shares of Bookham Technology p.l.c., included in the Europe 2001 HOLDRS, will be replaced by 1.2 shares of Bookham, Inc., the new U.S. company.

                                       At the time of the initial offering on
                                       January 17, 2001, the companies whose
                                       securities were included in the Europe
                                       2001 HOLDRS generally were considered to be among the largest European companies with equity securities traded on a U.S. stock market, as measured in terms of worldwide market capitalization on November 14, 2000. The market capitalization of a company is determined by multiplying the market price of its securities by the number of its outstanding securities.

                                       The trust only will issue and cancel, and you only may obtain, hold, trade or surrender Europe 2001 HOLDRS in a round-lot of 100 Europe 2001 HOLDRS and round-lot multiples. The trust will only issue Europe 2001 HOLDRS upon the deposit of the whole shares represented by a round-lot of 100 Europe 2001 HOLDRS. In the event that a fractional share comes to be represented by a round-lot of Europe 2001 HOLDRS, the trust may require a minimum of more than one round-lot of 100 Europe 2001 HOLDRS for an issuance so that the trust will always receive whole share amounts for issuance of Europe 2001 HOLDRS.

                                       The number of outstanding Europe 2001
                                       HOLDRS will increase and decrease as a
                                       result of in- kind deposits and
                                       withdrawals of the underlying securities.
                                       The trust will stand ready to issue
                                       additional Europe 2001 HOLDRS on a
                                       continuous basis when an investor
                                       deposits the required number of
                                       securities with the trustee.

Purchases............................  You may acquire Europe 2001 HOLDRS in two ways:

                                       o    through an in-kind deposit of the
                                            required number of securities of the
                                            underlying issuers with the trustee;
                                            or

                                       o    through a cash purchase in the
                                            secondary trading market.

Issuance and cancellation fees.......  If you wish to create Europe 2001 HOLDRS by delivering to the trust the requisite securities represented by a round-lot of 100 Europe 2001 HOLDRS, The Bank of New York as trustee will charge you an issuance fee of up to $10.00 for each round-lot of 100 Europe 2001 HOLDRS. If you wish to cancel your Europe 2001 HOLDRS and withdraw your underlying securities, The Bank of New York as trustee will charge you a cancellation fee of up to $10.00 for each round-lot of 100 Europe 2001 HOLDRS.

Commissions..........................  If you choose to deposit underlying securities in order to receive Europe
                                       2001 HOLDRS, you will be responsible for paying any sales commission associated with your purchase of the underlying securities that is charged by your broker in addition to the issuance fee charged by the trustee described above.

Custody fees.........................  The Bank of New York, as trustee and as custodian, will charge you a quarterly
                                       custody fee of $2.00 for each round-lot
                                       of 100 Europe 2001 HOLDRS, to be deducted from any cash dividend or other cash distributions on underlying securities received by the trust. With respect to the aggregate custody fee payable in any calendar year for each Europe 2001 HOLDR, the trustee will waive that portion of the fee which exceeds the total cash dividends and other cash distributions received, or to be received, the record date for which falls in such calendar year.

Rights relating to Europe 2001
HOLDRS...............................  You have the right to withdraw the underlying securities upon request by
                                       delivering a round- lot or integral
                                       multiple of a round-lot of Europe 2001
                                       HOLDRS to the trustee, during the
                                       trustee's business hours, and paying the cancellation fees, taxes, and other charges. You should receive the underlying securities no later than the business day after the trustee receives a proper notice of cancellation. The trustee will not deliver fractional shares of underlying securities. To the extent that any cancellation of Europe 2001 HOLDRS would otherwise require the delivery of a fractional share, the trustee will sell the fractional share in the market and the trust, in turn, will deliver cash in lieu of such fractional share. Except with respect to the right to vote for dissolution of the trust, the Europe 2001 HOLDRS themselves will not have voting rights.

Rights relating to the underlying
securities...........................  Europe 2001 HOLDRS represents your beneficial ownership of the underlying
                                       securities. Owners of Europe 2001 HOLDRS have the same rights and privileges as if they owned the underlying securities beneficially in street name outside of Europe 2001 HOLDRS. These include the right to instruct the trustee to vote the underlying securities or you may attend shareholder meetings yourself, the right to receive any dividends and other distributions on the underlying securities that are declared and paid to the trustee by an issuer of an underlying security, the right to pledge Europe 2001 HOLDRS and the right to surrender Europe 2001 HOLDRS to receive the underlying securities and other property then represented by the Europe 2001 HOLDRS. Europe 2001 HOLDRS does not change your beneficial ownership in the underlying securities under United States federal securities laws, including sections 13(d) and 16(a) of the Exchange Act. As a result, you have the same obligations to file insider trading reports that you would have if you held the underlying securities outside of Europe 2001 HOLDRS. However, due to the nature of Europe 2001 HOLDRS, you will not be able to participate in any dividend reinvestment program of an issuer of underlying securities unless you cancel your Europe 2001 HOLDRS

                                       (and pay the applicable fees) and receive all of the underlying securities.

                                       A holder of Europe 2001 HOLDRS is not a
                                       registered owner of the underlying
                                       securities. In order to become a
                                       registered owner, a holder of Europe 2001
                                       HOLDRS would need to surrender their
                                       Europe 2001 HOLDRS, pay the applicable
                                       fees and expenses, receive all of the
                                       underlying securities and follow the
                                       procedures established by the issuers of the underlying securities for registering their securities in the name of such holder.

                                       You retain the right to receive any
                                       reports and communications that the
                                       issuers of underlying securities are
                                       required to send to beneficial owners of their securities. As such, you will receive such reports and communications from the broker through which you hold your Europe 2001 HOLDRS in the same manner as if you beneficially owned your underlying securities outside of Europe 2001 HOLDRS in "street name" through a brokerage account. The trustee will not attempt to exercise the right to vote that attaches to, or give a proxy with respect to, the underlying securities other than in accordance with your instructions.

                                       The depositary trust agreement entitles
                                       you to receive, subject to certain
                                       limitations and net of any fees and
                                       expenses of the trustee, any
                                       distributions of cash (including
                                       dividends), securities or property made
                                       with respect to the underlying
                                       securities. However, any distribution of securities by an issuer of underlying securities will be deposited into the trust and will become part of the underlying securities unless the distributed securities are not listed for trading on a U.S. national securities exchange or through the Nasdaq National Market System. In addition, if the issuer of underlying securities offers rights to acquire additional underlying securities or other securities, the rights may be distributed to you, and may be disposed of for your benefit, or may lapse.

                                       There may be a delay between the time any cash or other distribution is received by the trustee with respect to the underlying securities and the time such cash or other distributions are distributed to you. In addition, you are not entitled to any interest on any distribution by reason of any delay in distribution by the trustee. If any tax or other governmental charge becomes due with respect to Europe 2001 HOLDRS or any underlying securities, you will be responsible for paying that tax or governmental charge.

                                       If you wish to participate in a tender
                                       offer for any of the underlying
                                       securities, or any form of stock
                                       repurchase program by an issuer of an
                                       underlying security, you must surrender
                                       your Europe 2001 HOLDRS (and pay
                                       the applicable fees and expenses) and
                                       receive all of your underlying securities in exchange for your Europe 2001 HOLDRS. For specific information about obtaining your underlying securities, you should read the discussion under the caption "Description of the Depositary Trust Agreement--Withdrawal of underlying securities."

Ownership rights in fractional shares
in the underlying securities.........  As a result of distributions of securities by companies included in the
                                       Europe 2001 HOLDRS or other corporate
                                       events, such as mergers, a Europe 2001
                                       HOLDR may represent an interest in a
                                       fractional share of an underlying
                                       security. You are entitled to receive
                                       distributions proportionate to your
                                       fractional shares.

                                       In addition, you are entitled to receive proxy materials and other shareholder communications and you are entitled to exercise voting rights proportionate to your fractional shares. The trustee will aggregate the votes of all of the share fractions represented by Europe 2001 HOLDRS and will vote the largest possible number of whole shares. If, after aggregation, there is a fractional remainder, this fraction will be ignored, because the issuer will only recognize whole share votes. For example, if 100,001 round-lots of 100 Europe 2001 HOLDRS are outstanding and each round-lot of 100 Europe 2001 HOLDR represents 1.75 shares of an underlying security, there will be 175,001.75 votes of the underlying security represented by Europe 2001 HOLDRS. If holders of 50,000 round-lots of 100 Europe 2001 HOLDRS vote their underlying securities "yes" and holders of 50,001 round-lots of 100 Europe 2001 HOLDRS vote their underlying securities "no", there will be 87,500 affirmative votes and 87,501.75 negative votes. The trustee will ignore the .75 negative votes and will deliver to the issuer 87,500 affirmative votes and 87,501 negative votes.

Reconstitution events................  The depositary trust agreement provides for the automatic distribution of
                                       underlying securities from the Europe
                                       2001 HOLDRS to you in the following four circumstances:

                                       A.   If an issuer of underlying
                                            securities no longer has a class of
                                            securities registered under section
                                            12 of the Securities Exchange Act of
                                            1934, then its securities will no
                                            longer be an underlying security and
                                            the trustee will distribute the
                                            shares of that company to the owners
                                            of the Europe 2001 HOLDRS.

                                       B.   If the SEC finds that an issuer of
                                            underlying securities should be
                                            registered as an investment company
                                            under the Investment Company Act of
                                            1940, and the trustee has actual
                                            knowledge of the SEC finding, then
                                            the trustee will distribute the
                                            shares of that company to the owners
                                            of the Europe 2001 HOLDRS.

                                       C.   If the underlying securities of an
                                            issuer cease to be outstanding as a
                                            result of a merger, consolidation,
                                            corporate combination or other
                                            event, the trustee will distribute
                                            the consideration paid by and
                                            received from the acquiring company
                                            or the securities received in
                                            exchange for the securities of the
                                            underlying issuer whose securities
                                            cease to be outstanding to the
                                            beneficial owners of Europe 2001
                                            HOLDRS, unless the consideration
                                            received consists of securities that
                                            are listed for trading on a U.S.
                                            national securities exchange or
                                            through the Nasdaq National Market
                                            System. In this case, the securities
                                            received will be treated as
                                            additional underlying securities and
                                            will be deposited into the trust.

                                       D.   If an issuer's underlying securities
                                            are delisted from trading on a U.S.
                                            national securities exchange or
                                            through the Nasdaq National Market
                                            System and are not listed for
                                            trading on another U.S. national
                                            securities exchange or through the
                                            Nasdaq National Market System within
                                            five business days from the date the
                                            securities are delisted.

                                       To the extent a distribution of
                                       underlying securities from the Europe
                                       2001 HOLDRS is required as a result of a reconstitution event, the trustee will deliver the underlying security to you as promptly as practicable after the date that the trustee has knowledge of the occurrence of a reconstitution event. However, any distribution of securities that are listed for trading on a U.S. national securities exchange or through the Nasdaq National Market System will be deposited into the trust and will become part of the Europe 2001 HOLDRS.

Termination events...................  A.   The Europe 2001 HOLDRS are delisted
                                            from the American Stock Exchange and
                                            are not listed for trading on
                                            another U.S. national securities
                                            exchange or through the Nasdaq
                                            National Market System within five
                                            business days from the date the
                                            Europe 2001 HOLDRS are delisted.

                                       B.   The trustee resigns and no successor
                                            trustee is appointed within 60 days
                                            from the date the trustee provides
                                            notice to Merrill Lynch, Pierce,
                                            Fenner & Smith Incorporated, as
                                            initial depositor, of its intent to
                                            resign.

                                       C.   Beneficial owners of at least 75% of
                                            outstanding Europe 2001 HOLDRS vote
                                            to dissolve and liquidate the trust.

                                       If a termination event occurs, the
                                       trustee will distribute the underlying
                                       securities to you as promptly as
                                       practicable after the termination event.

                                       Upon termination of the depositary trust agreement and prior to distributing the underlying securities to you, the trustee will charge you a cancellation fee of up to $10.00 per round-lot of 100 Europe 2001 HOLDRS surrendered, along with any taxes or other governmental charges, if any.

United States Federal income tax
consequences.........................  The United States federal income tax laws will treat a U.S. holder of Europe 2001
                                       HOLDRS as directly owning the underlying securities. The Europe 2001 HOLDRS themselves will not result in any U.S. federal income tax consequences separate from the tax consequences associated with ownership of the underlying securities.

Listing..............................  The Europe 2001 HOLDRS are listed on the
                                       American Stock Exchange under the symbol
                                       "EKH." On October 20, 2004, the last
                                       reported sale price of the Europe 2001
                                       HOLDRS on the American Stock Exchange was
                                       $56.60.

Trading..............................  Investors are only able to acquire, hold, transfer and surrender a round-lot of 100
                                       Europe 2001 HOLDRS. Bid and ask prices,
                                       however, are quoted per single Europe
                                       2001 HOLDR.

Clearance and settlement.............  Europe 2001 HOLDRS have been issued in book-entry form. Europe 2001 HOLDRS are
                                       evidenced by one or more global
                                       certificates that the trustee has
                                       deposited with The Depository Trust
                                       Company, referred to as DTC. Transfers
                                       within DTC will be in accordance with
                                       DTC's usual rules and operating
                                       procedures. For further information see
                                       "Description of Europe 2001 HOLDRS."

                                    THE TRUST

         General. This discussion highlights information about the Europe 2001 HOLDRS Trust. You should read this information and information about the depositary trust agreement, as well as the depositary trust agreement before you purchase Europe 2001 HOLDRS. The material terms of the depositary trust agreement are described in this prospectus under the heading "Description of the Depositary Trust Agreement."

         The Europe 2001 HOLDRS trust. The trust was formed pursuant to the depositary trust agreement, dated as of January 4, 2001. The Bank of New York is the trustee. The Europe 2001 HOLDRS Trust is not a registered investment company under the Investment Company Act of 1940.

         The Europe 2001 HOLDRS trust is intended to hold deposited shares for the benefit of owners of Europe 2001 HOLDRS. The trustee will perform only administrative and ministerial acts. The property of the trust consists of the underlying securities and all monies or other property, if any, received by the trustee. The trust will terminate on December 31, 2041, or earlier if a termination event occurs.

                        DESCRIPTION OF EUROPE 2001 HOLDRS

         The trust has issued Europe 2001 HOLDRS under the depositary trust agreement described in this prospectus under the heading "Description of the Depositary Trust Agreement." The trust may issue additional Europe 2001 HOLDRS on a continuous basis when an investor deposits the requisite underlying securities with the trustee.

         You may only acquire, hold, trade and surrender Europe 2001 HOLDRS in a round-lot of 100 Europe 2001 HOLDRS and round-lot multiples. The trust will only issue Europe 2001 HOLDRS upon the deposit of the whole shares of underlying securities that are represented by a round-lot of 100 Europe 2001 HOLDRS. In the event of a stock split, reverse stock split, or other distribution by the issuer of an underlying security that results in a fractional share becoming represented by a round-lot of Europe 2001 HOLDRS, the trust may require a minimum of more than one round-lot of 100 Europe 2001 HOLDRS for an issuance so that the trust will always receive whole share amounts for issuance of Europe 2001 HOLDRS.

         Europe 2001 HOLDRS will represent your individual and undivided beneficial ownership interest in the specified underlying securities. The companies selected as part of this receipt program are listed above in the section entitled "Highlights of Europe 2001 HOLDRS--The Europe 2001 HOLDRS."

         Beneficial owners of Europe 2001 HOLDRS will have the same rights and privileges as they would have if they beneficially owned the underlying securities in "street name" outside of the trust. These include the right of investors to instruct the trustee to vote the securities, and to receive dividends and other distributions on the underlying securities, if any are declared and paid to the trustee by an issuer of an underlying security, as well as the right to cancel Europe 2001 HOLDRS to receive the underlying securities. See "Description of the Depositary Trust Agreement." Europe 2001 HOLDRS are not intended to change your beneficial ownership in the underlying securities under federal securities laws, including sections 13(d) and 16(a) of the Securities Exchange Act of 1934.

         The trust will not publish or otherwise calculate the aggregate value of the underlying securities represented by a receipt. Europe 2001 HOLDRS may trade in the secondary market at prices that are lower than the aggregate value of the corresponding underlying securities. If, in such case, an owner of Europe 2001 HOLDRS wishes to realize the dollar value of the underlying securities, that owner will have to cancel the Europe 2001 HOLDRS. Such cancellation will require payment of fees and expenses as described in "Description of the Depositary Trust Agreement--Withdrawal of underlying securities."

         Europe 2001 HOLDRS are evidenced by one or more global certificates that the trustee has deposited with DTC and registered in the name of Cede & Co., as nominee for DTC. Europe 2001 HOLDRS are available only in book-entry form. Owners of Europe 2001 HOLDRS hold their Europe 2001 HOLDRS through DTC, if they are participants in DTC, or indirectly through entities that are participants in DTC.

                    DESCRIPTION OF THE UNDERLYING SECURITIES

         Selection criteria. The underlying securities of the Europe 2001 HOLDRS were, when the Europe 2001 HOLDRS were initially issued on January 17, 2001, the equity securities of a group of specified companies which, at the time of selection, were among the largest European companies whose securities are traded on a U.S. stock market, as measured in terms of worldwide market capitalization on November 14, 2000. The market capitalization of a company is determined by multiplying the market price of its securities by the number of its outstanding securities.

         Due to distributions of securities by underlying issuers, reconstitution events or other events, one or more of the issuers of the underlying securities may no longer have a market capitalization which ranks among the European companies with the largest market capitalization whose securities are traded on a U.S. stock market. In this case, the Europe 2001 HOLDRS may consist of securities issued by European companies that do not have the largest market capitalization. In addition, as a result of a reconstitution event or a distribution of securities, the securities of a non-European company may be included in the Europe 2001 HOLDRS. Merrill Lynch, Pierce, Fenner & Smith Incorporated will determine, in its sole discretion, whether the issuer of a particular underlying security continues to have a leading market capitalization and will undertake to make adequate disclosure when necessary.

         Underlying securities. For a list of the underlying securities represented by Europe 2001 HOLDRS, please refer to "Highlights of Europe 2001 HOLDRS--The Europe 2001 HOLDRS." If the underlying securities change because of a reconstitution event or as a result of a distribution of securities by an underlying issuer or other event, a revised list of underlying securities will be set forth in a prospectus supplement and filed with the SEC on a periodic basis.

         No investigation. The trust, the trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and any affiliate of these entities, have not performed any investigation or review of the selected companies, including the public filings by the companies. Accordingly, before you acquire Europe 2001 HOLDRS, you should consider publicly available financial and other information about the issuers of the underlying securities. See "Risk Factors" and "Where You Can Find More Information." Investors and market participants should not conclude that the inclusion of a company in the list is any form of investment recommendation of that company by the trust, the trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated or any of their affiliates.

         General background and historical information. For a brief description of the business of each of the issuers of the underlying securities and monthly pricing information showing the historical performance of each underlying issuer's securities see "Annex A."

         The following table and graph set forth the composite performance of all of the 45 underlying securities currently represented by a single Europe 2001 HOLDR, measured at the close of the business day on July 27, 2000, the first date when all of the underlying securities were publicly traded, and thereafter as of the end of each month through August 2004. The performance table and graph data are adjusted for any splits that may have occurred over the measurement period. Past movements of the underlying securities are not necessarily indicative of future values.

                   Closing                     Closing                       Closing                    Closing
        2000        Price           2001        Price          2002           Price       2003           Price
        ----        -----           ----        -----          ----           -----       ----           -----
July 27.........    113.02   January 31.....    88.89    January 31.....      60.46   January 31.....    41.41
July 31.........             February 28....    76.89    February 28....      58.12   February 28....    39.52
August 31.......    114.78   March 30.......    68.96    March 28.......      61.06   March 31.......    39.60
September 29....    102.16   April 30.......    77.51    April 30.......      56.91   April 30.......    44.43
October 31......     96.28   May 31.........    73.54    May 31.........      54.38   May 30.........    47.57
November 30.....     81.39   June 29........    70.15    June 28........      50.64   June 30........    47.88
December 29.....     84.07   July 31........    68.85    July 31........      44.67   July 31........    48.33
                             August 31......    64.95    August 30......      43.99   August 29......    50.16
                             September 28...    54.15    September 30...      37.90   September 30...    49.31
                             October 31.....    57.74    October 31.....      42.06   October 31.....    54.22
                             November 30....    61.47    November 29....      45.05   November 28....    55.90
                             December 31....    63.56    December 31....      41.86   December 31....    60.02

                   Closing
        2004        Price
        ----        -----
January 30......     61.17
February 27.....     62.88
March 31........     60.89
April 30........     59.23
May 28..........     59.56
June 30.........     60.00
July 30.........     56.05
August 31.......     54.57


                               Europe HOLDRS - EKH

                               [Bar Chart Omitted]

                  DESCRIPTION OF THE DEPOSITARY TRUST AGREEMENT

         General. The depositary trust agreement, dated as of January 4, 2001, among Merrill Lynch, Pierce, Fenner & Smith Incorporated, The Bank of New York, as trustee, other depositors and the owners of the Europe 2001 HOLDRS, provides that Europe 2001 HOLDRS will represent an owner's undivided beneficial ownership interest in the securities of the underlying companies.

         The trustee. The Bank of New York serves as trustee. The Bank of New York, which was founded in 1784, was New York's first bank and is the oldest bank in the country still operating under its original name. The Bank is a state-chartered New York banking corporation and a member of the Federal Reserve System. The Bank conducts a national and international wholesale banking business and a retail banking business in the New York City, New Jersey and Connecticut areas, and provides a comprehensive range of corporate and personal trust, securities processing and investment services. In addition, The Bank of New York acts as depositary for some foreign issuers whose American depositary shares are included in the Europe 2001 HOLDRS.

         Issuance, transfer and surrender of Europe 2001 HOLDRS. You may create and cancel Europe 2001 HOLDRS only in round-lots of 100 Europe 2001 HOLDRS. You may create Europe 2001 HOLDRS by delivering to the trustee the requisite underlying securities. The trust will only issue Europe 2001 HOLDRS upon the deposit of the whole shares represented by a round-lot of 100 Europe 2001 HOLDRS. In the event that a fractional share comes to be represented by a round-lot of Europe 2001 HOLDRS, the trust may require a minimum of more than one round-lot of 100 Europe 2001 HOLDRS for an issuance so that the trust will always receive whole share amounts for issuance of Europe 2001 HOLDRS. Similarly, you must surrender Europe 2001 HOLDRS in integral multiples of 100 Europe 2001 HOLDRS to withdraw deposited shares from the trust. The trustee will not deliver fractional shares of underlying securities, and to the extent that any cancellation of Europe 2001 HOLDRS would otherwise require the delivery of fractional shares, the trust will deliver cash in lieu of such shares. You may request withdrawal of your deposited shares during the trustee's normal business hours. The trustee expects that in most cases it will deliver your deposited shares within one business day of your withdrawal request.

         Voting rights. The trustee will deliver to you proxy soliciting materials provided by issuers of the deposited shares so as to permit you to give the trustee instructions as to how to vote on matters to be considered at any annual or special meetings held by issuers of the underlying securities.

         Under the depositary trust agreement, any beneficial owner of Europe 2001 HOLDRS, other than Merrill Lynch, Pierce, Fenner & Smith Incorporated, owning Europe 2001 HOLDRS for its own proprietary account as principal, will have the right to vote to dissolve and liquidate the trust.

         Distributions. You will be entitled to receive, net of trustee fees, distributions of cash, including dividends, securities or property, if any, made with respect to the underlying securities. The trustee will use its reasonable efforts to ensure that it distributes these distributions as promptly as practicable after the date on which it receives the distribution. Therefore, you may receive your distributions substantially later than you would have had you held the underlying securities directly. Any distributions of securities by an issuer of underlying securities will be deposited into the trust and will become part of the Europe 2001 HOLDRS if such securities are listed for trading on a U.S. national securities exchange or through the Nasdaq National Market System. In addition, if the issuer of underlying securities offers rights to acquire additional underlying securities or other securities the rights will be made available to you through the trustee, if practicable and if the rights and the securities that those rights relate to are exempt from registration or are registered under the Securities Act. Otherwise, if practicable, the rights will be disposed of and the proceeds provided to you by the trustee. In all other cases, the rights will lapse.

         You will be obligated to pay any tax or other charge that may become due with respect to Europe 2001 HOLDRS. The trustee may deduct the amount of any tax or other governmental charge from a distribution before making payment to you. In addition, the trustee will deduct its quarterly custody fee of $2.00 for each round-lot of 100 Europe 2001 HOLDRS from quarterly dividends, if any, paid to the trustee by the issuers of the underlying securities. With respect to the aggregate custody fee payable in any calendar year for each Europe 2001 HOLDR, the trustee will waive that portion of the fee which exceeds the total cash dividends and other cash distributions received, or to be received, and payable with respect to such calendar year.

         Record dates. With respect to dividend payments and voting instructions, the trustee expects to fix the trust's record dates as close as possible to the record date fixed by the issuer of the underlying securities.

         Shareholder communications. The trustee promptly will forward to you all shareholder communications that it receives from issuers of the underlying securities.

         Withdrawal of underlying securities. You may surrender your Europe 2001 HOLDRS and receive underlying securities during the trustee's normal business hours and upon the payment of applicable fees, taxes or governmental charges, if any. You should receive your underlying securities no later than the business day after the trustee receives your request. If you surrender Europe 2001 HOLDRS in order to receive underlying securities, you will pay to the trustee a cancellation fee of up to $10.00 per round-lot of 100 Europe 2001 HOLDRS.

         Further issuances of Europe 2001 HOLDRS. The depositary trust agreement provides for further issuances of Europe 2001 HOLDRS on a continuous basis without your consent.

         Reconstitution events. The depositary trust agreement provides for the automatic distribution of underlying securities to you in the following four circumstances:

         A. If an issuer of underlying securities no longer has a class of securities registered under section 12 of the Securities Exchange Act of 1934, then its securities will no longer be an underlying security and the trustee will distribute the shares of that company to the owners of the Europe 2001 HOLDRS.

         B. If the SEC finds that an issuer of underlying securities should be registered as an investment company under the Investment Company Act of 1940, and the trustee has actual knowledge of the SEC finding, then the trustee will distribute the shares of that company to the owners of the Europe 2001 HOLDRS.

         C. If the underlying securities of an issuer cease to be outstanding as a result of a merger, consolidation or other corporate combination, the trustee will distribute the consideration paid by and received from the acquiring company to the beneficial owners of Europe 2001 HOLDRS, unless the consideration received is securities that are listed for trading on a U.S. national securities exchange or through the Nasdaq National Market System. In this case, the securities received will be treated as additional underlying securities and will be deposited into the trust.

         D. If an issuer's underlying securities are delisted from trading on a U.S. national securities exchange or through the Nasdaq National Market System and are not listed for trading on another U.S. national securities exchange or through the Nasdaq National Market System within five business days from the date the securities are delisted.

         To the extent a distribution of underlying securities is required as a result of a reconstitution event, the trustee will deliver the underlying security to you as promptly as practicable after the date that the trustee has knowledge of the occurrence of a reconstitution event. However, any distributions of securities that are listed for trading on a U.S. national securities exchange or through the Nasdaq National Market System will be deposited into the trust and will become part of the Europe 2001 HOLDRS.

         Termination of the trust. The trust will terminate if the trustee resigns and no successor trustee is appointed by Merrill Lynch, Pierce, Fenner & Smith Incorporated, as initial depositor, within 60 days from the date the trustee provides notice to Merrill Lynch, Pierce, Fenner & Smith Incorporated, as initial depositor, of its intent to resign. Upon termination, the beneficial owners of Europe 2001 HOLDRS will surrender their Europe 2001 HOLDRS as provided in the depositary trust agreement, including payment of any fees of the trustee or applicable taxes or governmental charges due in connection with delivery to the owners of the underlying securities. The trust also will terminate if Europe 2001 HOLDRS are delisted from the American Stock Exchange and are not listed for trading on another U.S. national securities exchange or through the Nasdaq National Market System within five business days from the date the Europe 2001 HOLDRS are delisted. Finally, the trust will terminate if 75% of the owners of outstanding Europe 2001 HOLDRS other than Merrill Lynch, Pierce, Fenner & Smith Incorporated vote to dissolve and liquidate the trust.

         If a termination event occurs, the trustee will distribute the underlying securities to you as promptly as practicable after the termination event occurs.

         Amendment of the depositary trust agreement. The trustee and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as initial depositor, may amend any provisions of the depositary trust agreement without the consent of any other depositor or any of the owners of the Europe 2001 HOLDRS. Promptly after the execution of any amendment to the agreement, the trustee must furnish or cause to be furnished written notification of the substance of the amendment to each owner of Europe 2001 HOLDRS. Any amendment that imposes or increases any fees or charges, subject to exceptions, or that otherwise prejudices any substantial existing right of the owners of Europe 2001 HOLDRS will not become effective until 30 days after notice of the amendment is given to the owners of Europe 2001 HOLDRS.

         Issuance and cancellation fees. If you wish to create Europe 2001 HOLDRS by delivering to the trust the requisite underlying securities, the trustee will charge you an issuance fee of up to $10.00 for each round-lot of 100 Europe 2001 HOLDRS. If you wish to cancel your Europe 2001 HOLDRS and withdraw your underlying securities, the trustee will charge you a cancellation fee of up to $10.00 for each round-lot of 100 Europe 2001 HOLDRS issued. The trustee may negotiate either of these fees depending on the volume, frequency and size of the issuance or cancellation transactions.

         Commissions. If you choose to create or cancel Europe 2001 HOLDRS you will be responsible for paying any sales commissions associated with your purchase of the underlying securities that are charged by your broker, whether it be Merrill Lynch, Pierce, Fenner & Smith Incorporated or another broker, in addition to the issuance fee described above.

         Custody fees. The Bank of New York, as trustee and as custodian, will charge you a quarterly custody fee of $2.00 for each round-lot of 100 Europe 2001 HOLDRS to be deducted from any dividend payments or other cash distributions on underlying securities received by the trustee. With respect to the aggregate custody fee payable in any calendar year for each Europe 2001 HOLDR, the trustee will waive that portion of the fee which exceeds the total cash dividends and other cash distributions received, or to be received, and payable with respect to such calendar year. The trustee cannot recapture unpaid custody fees from prior years.

         Address of the trustee. The Bank of New York, ADR Department, 101 Barclay Street, New York, New York 10286.

         Governing law. The depositary trust agreement and the Europe 2001 HOLDRS are governed by the laws of the State of New York. The trustee will provide the depositary trust agreement to any owner of the underlying securities free of charge upon written request.

         Duties and immunities of the trustee. The trustee assumes no responsibility or liability for, and makes no representations as to, the validity or sufficiency, or as to the accuracy of the recitals, if any, set forth in the Europe 2001 HOLDRS.

         The trustee has undertaken to perform only those duties as are specifically set forth in the depositary trust agreement. Subject to the preceding sentence, the trustee is liable for its own negligence or misconduct except for good faith errors in judgment so long as the trustee is not negligent in ascertaining the relevant facts.

                  UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

General

         The following discussion represents the opinion of Shearman & Sterling LLP, our special U.S. federal income tax counsel, as to the principal U.S. federal income tax consequences relating to the Europe 2001 HOLDRS for:

         o    an individual who is a citizen or resident of the United States;

         o a corporation (or an entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States or any state thereon or the District of Columbia;

         o an estate, the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source;

         o a trust if either (i) it is subject to the primary supervision of a U.S. court and one or more U.S. persons have the authority to control all substantial decisions of the trust or (ii) it has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person (a "U.S. receipt holder"); and

         o any person other than a U.S. receipt holder (a "non-U.S. receipt holder").

         If a partnership (or an entity treated as a partnership for U.S. federal income tax purposes) holds Europe 2001 HOLDRS, the tax treatment of the partnership and each partner will generally depend on the status of the partner and the activities of the partnership. Partnerships acquiring Europe 2001 HOLDRS, and partners in such partnerships, should consult their tax advisors.

         This discussion is based upon laws, regulations, rulings and decisions currently in effect, all of which are subject to change or differing interpretations, possibly on a retroactive basis. The discussion does not deal with all U.S. federal income tax consequences applicable to all categories of investors, some of which may be subject to special rules, such as (without limitation) tax-exempt entities, banks, dealers in securities, U.S. receipt holders whose functional currency is not the U.S. dollar, investors who acquire or hold any Europe 2001 HOLDRS as part of a conversion, straddle or other hedging transaction, certain former citizens and residents of the United States and persons subject to the alternative minimum tax.. In addition, this discussion generally is limited to investors who will hold the Europe 2001 HOLDRS as "capital assets" (generally, property held for investment) within the meaning of section 1221 of the Internal Revenue Code of 1986, as amended (the "Code"). Moreover, this discussion does not address Europe 2001 held by a partnership or other flow through entities. We recommend that you consult with your own tax advisor with regard to the application of the U.S. federal income tax laws to your particular situation as well as any tax consequences arising under the laws of any state, local or non-U.S. jurisdiction.

Taxation of the trust

         The trust will provide for flow through tax consequences as it will be treated as a grantor trust or custodial arrangement for U.S. federal income tax purposes.

Taxation of Europe 2001 HOLDRS

         A receipt holder purchasing and owning Europe 2001 HOLDRS will be treated, for U.S. federal income tax purposes, as directly owning a proportionate share of the underlying securities represented by Europe 2001 HOLDRS. Consequently, if there is a taxable cash distribution on an underlying security, a holder will recognize income with respect to the distribution at the time the distribution is received by the trustee, not at the time that the holder receives the cash distribution from the trustee.

         Qualified dividend income received in respect of Europe 2001 HOLDRS by U.S. receipt holders who are individuals, trusts and estates will be eligible for U.S. federal income taxation at preferential rates. Qualified dividend income includes dividends received from domestic corporations and "qualified foreign corporations," as such term is defined below under "Special considerations with respect to underlying securities of foreign issuers." In order for such dividends to qualify for the preferential rates, specific minimum holding period requirements must be met, and for this purpose, a U.S. receipt holder's holding period with respect to an underlying security may be tolled for any period in which such holder has diminished its risk of loss in respect of such security by (for example) entering into a hedging transaction. Special rules apply to a U.S. receipt holder who leverages its investment in Europe 2001 HOLDRS. U.S. receipt holders that are corporations may be eligible for a dividend-received deduction in respect of dividends received from domestic corporations.

         A receipt holder will determine its initial tax basis in each of the underlying securities by allocating the purchase price for the Europe 2001 HOLDRS among the underlying securities based on their relative fair market values at the time of purchase. Similarly, when a holder sells a receipt, it will determine the amount realized with respect to each security by allocating the sales price among the underlying securities based on their relative fair market values at the time of sale. A holder's gain or loss with respect to each security will be computed by subtracting its adjusted basis in the security from the amount realized on the security. With respect to purchases of Europe 2001 HOLDRS for cash in the secondary market, a receipt holder's aggregate tax basis in each of the underlying securities will be equal to the purchase price of the Europe 2001 HOLDRS. Similarly, with respect to sales of Europe 2001 HOLDRS for cash in the secondary market, the amount realized with respect to a sale of Europe 2001 HOLDRS will be equal to the aggregate amount realized with respect to each of the underlying securities.

         The distribution of any securities by the trust upon the surrender of Europe 2001 HOLDRS, the occurrence of a reconstitution event, or a termination event will not be a taxable event, except to the extent that cash is distributed in lieu of fractional shares. Gain or loss with respect to fractional shares shall be computed by allocating a portion of the aggregate tax basis of the distributed securities to such fractional shares. The receipt holder's aggregate tax basis with respect to the distributed securities will be the same as when held through the trust, less any tax basis allocated to fractional shares. The receipt holder's holding period with respect to the distributed securities will include the period that the holder held the securities through the trust.

Brokerage fees and custodian fees

         The brokerage fee incurred in purchasing a receipt will be treated as part of the cost of the underlying securities. Accordingly, a holder includes this fee in its tax basis in the underlying securities. A holder will allocate the brokerage fee among the underlying securities using either a fair market value allocation or pro rata based on the number of shares of each underlying security. Similarly, the brokerage fee incurred in selling Europe 2001 HOLDRS will reduce the amount realized with respect to the underlying securities.

         A holder will be required to include in its income the full amount of dividends paid on the underlying securities, even though the depositary trust agreement provides that the custodian fees will be deducted directly from any dividends paid. These custodian fees will be treated as an expense incurred in connection with a holder's investment in the underlying securities and may be deductible. If a holder is an individual, estate or trust, however, the deduction of its share of custodian fees will be a miscellaneous itemized deduction that may be disallowed in whole or in part.

Special considerations with respect to underlying securities of foreign issuers

         If any of the underlying securities are securities of foreign issuers, the gross amount of any taxable cash distribution will not be eligible for the dividends received deduction generally allowed to corporate U.S. receipt holders.

         As discussed above, dividends received by certain U.S. receipt holders from an issuer of underlying securities that is a "qualified foreign corporation" will be eligible for U.S. federal income taxation at preferential rates. A qualified foreign corporation includes:

    o a foreign corporation that is eligible for the benefits of a comprehensive U.S. income tax treaty, which the Secretary of the Treasury determines to be satisfactory and that includes an exchange of information program,
    o a foreign corporation if the stock to which the dividend is paid is readily tradable on an established market in the United States, and

    o    a corporation that is incorporated in a possession of the United States but will not include:

    o    a passive foreign investment company (as defined below),
    o a foreign personal holding company (as specially defined in the Code), or
    o    a foreign investment company (as specially defined in the Code).

         If a foreign issuer pays a dividend in a currency other than in U.S. dollars, the amount of the dividend for U.S. federal income tax purposes will be the U.S. dollar value (determined at the spot rate on the date of the payment) regardless of whether the payment is later converted into U.S. dollars. In this case, the U.S. receipt holder may recognize ordinary income or loss as a result of currency fluctuations between the date on which the dividend is paid and the date the dividend amount is converted into U.S. dollars.

         Subject to certain conditions and limitations, any foreign tax withheld on dividends may be deducted from taxable income or credited against a U.S. receipt holder's U.S. federal income tax liability. The limitation on foreign taxes eligible for the U.S. foreign tax credit is calculated separately with respect to specific classes of income. For this purpose, dividends distributed by a foreign issuer generally will constitute "passive income" or, in the case of some U.S. holders, "financial services income." For purposes of the U.S. foreign tax credit limitation, dividends received by a U.S. receipt holder with respect to an underlying security of a foreign issuer generally will be treated as foreign source income while any gain or loss recognized from the sale of such security generally will be treated as from sources within the United States. The rules relating to the determination of the foreign tax credit are complex and we recommend that U.S. receipt holders consult their own tax advisors to determine whether and to what extent a credit would be available.

         Dividends and distributions made by a foreign issuer may be subject to a foreign withholding tax. Some foreign issuers may make arrangements through which holders of their American depositary shares or global shares can apply for a refund of withheld taxes. With respect to these issuers, holders of Europe 2001 HOLDRS may be able to use these arrangements to apply for a refund of withheld taxes. In some cases, however, the holders of Europe 2001 HOLDRS may have to independently apply to a foreign tax authority for a refund of withheld taxes.

         Additionally, special U.S. federal income tax rules apply to U.S. persons owning shares of a "passive foreign investment company" (a "PFIC"). The Initial Depositor is not aware that any of the foreign issuers of the underlying securities is currently a PFIC, although no assurances can be made that the applicable tax law or other relevant circumstances will not change in a manner which affects the PFIC determination. The Initial Depositor will notify the trustee, who in turn will notify the receipt holders, if it becomes aware that any of the foreign issuers is a PFIC. A foreign corporation generally will be classified as a PFIC for U.S. federal income tax purposes in any taxable year in which, after applying relevant look-through rules, either:

         o    at least 75% of its gross income is "passive income;" or

         o on average at least 50% of the gross value of its assets is attributable to assets that produce "passive income" or are held for the production of passive income.

         Passive income for this purpose generally includes dividends, interest, royalties, rents, and gains from commodities and securities transactions.

         If a corporation were classified as a PFIC, a U.S. receipt holder could be subject to increased tax liability, possibly including an interest charge, upon the sale or other disposition of the Broadband HOLDRS or of the underlying securities or upon the receipt of "excess distributions," unless the U.S. receipt holder has made one of certain elections (to the extent available under specific rules) including an election to be taxed currently on its pro rata portion of the corporation's income, whether or not the income was distributed in the form of dividends or otherwise.

Non-U.S. receipt holders

         A non-U.S. receipt holder generally will be subject to U.S. withholding tax at a rate of 30% or a lower rate as may be specified by an applicable tax treaty with respect to dividends received on underlying securities of U.S. issuers. A non-U.S. receipt holder who wishes to claim an exemption from, or reduction in, withholding under the benefit of an applicable tax treaty must comply with certification requirements. However, if that income is effectively connected with a U.S. trade or business conducted by the holder or, where a tax treaty applies, is attributable to a permanent establishment maintained in the United States by the holder, then those dividends will be exempt from withholding tax, provided the holder complies with applicable certification and disclosure requirements.

         A non-U.S. receipt holder generally will not be subject to U.S. federal income or withholding tax with respect to dividends received on any underlying securities of a foreign issuer, unless that income is effectively connected with a U.S. trade or business conducted by the holder or, where a tax treaty applies, is attributable to a permanent establishment maintained in the United States by the holder.

         With respect to dividends of U.S. and any foreign issuers, a non-U.S. receipt holder's dividends that are effectively connected with a U.S. trade or business or dividends attributable to a permanent establishment, net of relevant deductions and credits, will be subject to U.S. federal income taxation at the same graduated rates applicable to U.S. persons. In addition to this graduated tax, effectively connected dividends or dividends attributable to a permanent establishment received by a corporate non-U.S. receipt holder may also be subject to a branch profits tax at a rate of 30% or a lower rate as may be specified by an applicable tax treaty. Under some circumstances, a non- U.S. receipt holder whose dividends are so effectively connected or attributable shall be entitled to a dividends received deduction equal to 70% or 80% of the amount of the dividend.

         A non-U.S. receipt holder that is eligible for a reduced rate of withholding tax pursuant to a tax treaty may obtain a refund of any excess amounts withheld by timely filing an appropriate claim for refund with the Internal Revenue Service.

         A non-U.S. receipt holder generally will not be subject to U.S. federal income or withholding tax with respect to gain recognized upon the sale or other disposition of Europe 2001 HOLDRS or of the underlying securities unless:

         o that gain is effectively connected with a U.S. trade or business conducted by the holder or, where a tax treaty applies, is attributable to a permanent establishment maintained in the United States by the holder,

         o in the case of any gain realized by an individual non-U.S. receipt holder, the holder is present in the United States for 183 days or more in the taxable year of the sale or other disposition and certain other conditions are met, or

         o the underlying securities issuer is or has been a U.S. real property holding corporation for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of the disposition or the period during which the non-U.S. receipt holder held the common stock of such issuer and
              (a) the common stock is not considered to be "regularly traded on an established securities market" or (b) the non-U.S. receipt holder owned, actually or constructively, at any time during the shorter of the periods described above, more than 5% of the common stock of such issuer.

         Effectively connected or attributable gains generally will be subject to U.S. federal income taxation at the same graduated rates applicable to U.S. persons, and may, in the case of a corporate non-U.S. receipt holder, also be subject to the branch profits tax. We recommend that non-U.S. receipt holders consult their own tax advisors to determine whether any applicable tax treaties provide for different rules.

Backup withholding and information reporting

         Information returns will be filed with the Internal Revenue Service in connection with dividend payments made with respect to the underlying securities, or the proceeds of the sale or other disposition of the receipts (or the underlying securities). If you are a non-corporate U.S. receipt holder, you will be subject to U.S. backup withholding tax at the applicable rate on these payments unless you provide your taxpayer identification number to the paying agent and comply with certain certification procedures. If you are a non-U.S. receipt holder, you may have to comply with certification procedures to establish that you are not a U.S. person in order to avoid the information reporting and backup withholding tax requirements. However, payments of dividends to non-U.S. receipt holders will be reported on Internal Revenue Service Form 1042-S even if such payments are not otherwise subject to the information reporting requirements.

         The amount of any backup withholding from a payment to you will be allowed as a credit against your U.S. federal income tax liability and may entitle you to a refund, provided that the required information is furnished to the Internal Revenue Service on a timely basis.

         The preceding discussion does not address all aspects of U.S. federal income taxation that may be relevant in light of a non-U.S. receipt holder's or an issuer's particular facts and circumstances. We recommend that investors consult their own tax advisors.

                              ERISA CONSIDERATIONS

         Any plan fiduciary which proposes to have a plan acquire Europe 2001 HOLDRS should consult with its counsel with respect to the potential applicability of the prohibited transaction provisions of ERISA and the Internal Revenue Code to this investment, and whether any exemption would be applicable and determine on its own whether all conditions have been satisfied. Moreover, each plan fiduciary should determine whether, under the general fiduciary standards of investment prudence and diversification, an acquisition of Europe 2001 HOLDRS is appropriate for the plan, taking into account the overall investment policy of the plan and the composition of the plan's investment portfolio.

                              PLAN OF DISTRIBUTION

         In accordance with the depositary trust agreement, the trust issued Europe 2001 HOLDRS to Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Merrill Lynch, Pierce, Fenner & Smith Incorporated has deposited the underlying securities to receive Europe 2001 HOLDRS. The trust delivered the initial distribution of Europe 2001 HOLDRS against deposit of the underlying securities in New York, New York on approximately January 17, 2001.

         Investors who purchase Europe 2001 HOLDRS through a fee-based brokerage account will pay fees charged by the brokerage account. We recommend that investors review the terms of their brokerage accounts for details on applicable charges.

         Members of the selling group have from time to time provided investment banking and other financial services to some of the issuers of the underlying securities and expect in the future to provide these services, for which they have received and will receive customary fees and commissions. They also may have served as counterparties in other transactions with some of the issuers of the underlying securities.

         Merrill Lynch, Pierce, Fenner & Smith Incorporated has used and may continue to use this prospectus, as updated from time to time, in connection with offers and sales related to market-making transactions in the Europe 2001 HOLDRS. Merrill Lynch, Pierce, Fenner & Smith Incorporated may act as principal or agent in these transactions. Market-making sales will be made at prices related to prevailing market prices at the time of sale.

         Merrill Lynch, Pierce, Fenner & Smith Incorporated has agreed to indemnify the trustee against some civil liabilities related to acts performed or not performed by the trustee in accordance with the depositary trust agreement or periodic reports filed or not filed with the SEC with respect to the Europe 2001 HOLDRS. Should a court determine not to enforce the indemnification provision, Merrill Lynch, Pierce, Fenner & Smith Incorporated also has agreed to contribute to payments the trustee may be required to make with respect to these liabilities.

                                  LEGAL MATTERS

         Legal matters, including the validity of the Europe 2001 HOLDRS, were passed upon for Merrill Lynch, Pierce, Fenner & Smith Incorporated, the initial depositor and the underwriter in connection with the initial offering of Europe 2001 HOLDRS, by Shearman & Sterling LLP, New York, New York. Shearman & Sterling LLP, as special U.S. tax counsel to the trust, also rendered an opinion regarding the material U.S. federal income tax consequences relating to the Europe 2001 HOLDRS.

                       WHERE YOU CAN FIND MORE INFORMATION

         Merrill Lynch, Pierce, Fenner & Smith Incorporated has filed a registration statement on Form S-1 with the SEC covering the Europe 2001 HOLDRS. While this prospectus is a part of the registration statement, it does not contain all the exhibits filed as part of the registration statement. You should consider reviewing the full text of those exhibits.

         The registration statement is available over the Internet at the SEC's Web site at http://www.sec.gov. You also may read and copy the registration statement at the SEC's public reference rooms in Washington, D.C.. Please call the SEC at 1-800-SEC-0330 for more information on the public reference rooms and their copy charges. Merrill Lynch, Pierce, Fenner & Smith Incorporated will not file any reports pursuant to the Exchange Act. The trust will file modified reports pursuant to the Securities Exchange Act of 1934.

         Since the securities of the issuers of the underlying securities are registered under the Securities Exchange Act of 1934, the issuers of the underlying securities are required to file periodically financial and other information specified by the SEC. For more information about the issuers of the underlying securities, information provided to or filed with the SEC by the issuers of the underlying securities with respect to their registered securities can be inspected at the SEC's public reference facilities or accessed through the SEC's Web site referenced above. However, some of the issuers of the underlying securities may be considered foreign issuers. The requirements for filing periodic financial and other information for foreign issuers differ from that of domestic issuers. In particular, foreign issuers are not required to file quarterly reports with the SEC and are not required to file periodic financial and other information on EDGAR. Therefore, this information may not be accessible through the SEC's Web site. Information regarding the issuers of the underlying securities may also be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated information.

         The trust and the selling group and their affiliates are not affiliated with the issuers of the underlying securities, and the issuers of the underlying securities have no obligations with respect to Europe 2001 HOLDRS. This prospectus relates only to Europe 2001 HOLDRS and does not relate to the other securities of the issuers of the underlying securities. The information in this prospectus regarding the issuers of the underlying securities has been derived from the publicly available documents described in the preceding paragraph. We have not participated in the preparation of these documents or made any due diligence inquiries with respect to the issuers of the underlying securities in connection with Europe 2001 HOLDRS. We make no representation that these publicly available documents or any other publicly available information regarding the issuers of the underlying securities are accurate or complete. Furthermore, we cannot assure you that all events occurring prior to the date of this prospectus, including events that would affect the accuracy or completeness of the publicly available documents described in the preceding paragraph, that would affect the trading price of the securities of the issuers of the underlying securities, and therefore the offering and trading prices of the Europe 2001 HOLDRS have been publicly disclosed.

                                     ANNEX A

         This annex forms an integral part of the prospectus.

         The following tables provide a brief description of the business of each of the issuers of the underlying securities and set forth the split-adjusted closing market prices, as reported on the applicable primary U.S. trading market, of each of the underlying securities in each month during 1999, 2000, 2001, 2002 and 2003 through September 2004. A table outlining the primary U.S. stock market on which the securities of the issuers are listed can be found on page 11. The foreign stock market or markets on which the equity securities of the foreign issuers included in the Europe 2001 HOLDRS, if any, are listed are described below. An asterisk (*) denotes that no shares of the issuer were trading on a U.S. stock market during that month. The historical prices of the underlying securities should not be taken as an indication of future performance.

                                AEGON N.V. (AEG)

         AEGON N.V. is a limited liability stock company and international insurance group. AEGON provides life insurance, pension and related savings and investment products through its member companies. AEGON's business also includes accident and health insurance, property and casualty insurance and some banking activities. AEGON operates in the United States and internationally. AEGON's products are offered through independent intermediaries and financial advisers, financial institutions, brokers, direct marketing and business partners. New York registered shares of AEGON are traded through the New York Stock Exchange. Shares of AEGON are also traded on the Amsterdam, Frankfurt, London, Tokyo and Zurich Stock Exchanges.

             Closing             Closing             Closing             Closing             Closing             Closing
  1999        Price    2000       Price    2001       Price    2002       Price    2003       Price     2004      Price
---------    ------- --------    ------- --------    ------- --------    ------- --------    ------- --------    -------
January       53.22  January      34.98  January      35.91  January      22.60  January      12.23  January      15.25
February      50.30  February     33.47  February     33.59  February     20.77  February     10.14  February     14.87
March         43.21  March        38.70  March        28.12  March        23.50  March         7.26  March        12.85
April         45.73  April        34.80  April        32.63  April        22.38  April        10.28  April        12.94
May           39.00  May          34.74  May          25.74  May          20.65  May           9.61  May          12.07
June          35.55  June         34.25  June         27.31  June         19.57  June         10.04  June         12.12
July          36.60  July         37.02  July         26.71  July         12.88  July         12.78  July         11.34
August        41.73  August       37.74  August       29.04  August       13.95  August       12.96  August       10.74
September     41.59  September    35.70  September    25.10  September     9.07  September    11.70  September    10.80
October       44.20  October      38.82  October      24.12  October      12.88  October      13.12
November      43.33  November     39.06  November     25.58  November     15.35  November     13.33
December      45.91  December     39.84  December     25.74  December     12.34  December     14.80



    The closing price on October 20, 2004 was $10.64.

                                  ALCATEL (ALA)


         Alcatel is a global provider of telecommunications equipment and systems, including end-to-end communications solutions, enabling carriers, service providers, and enterprisers. Alcatel's interaction management products are designed to extend the capabilities of a company's Internet, computer, telecommunications and database systems. Alcatel's product categories include broadband access products, customer solutions, solutions for service providers, and solutions for enterprises and technologies. American depositary receipts evidencing American depositary shares of Alcatel are traded on the New York Stock Exchange. Shares of Alcatel also trade on the Paris, Amsterdam, Basel, Brussels, Frankfurt, Geneva, Tokyo and Zurich Stock Exchanges, as well as through the European Association of Securities Dealers Automated Quotation System.

             Closing             Closing             Closing             Closing             Closing             Closing
  1999        Price    2000       Price    2001       Price    2002       Price    2003       Price     2004      Price
---------    ------- --------    ------- --------    ------- --------    ------- --------    ------- --------    -------
January       23.00  January      40.06  January      58.50  January      15.39  January       7.26  January      16.75
February      21.69  February     47.25  February     38.72  February     13.69  February      7.09  February     16.19
March         22.81  March        43.12  March        28.76  March        14.17  March         6.89  March        15.85
April         24.31  April        45.13  April        32.46  April        12.61  April         8.06  April        14.66
May           23.69  May          54.56  May          25.27  May          11.51  May           9.24  May          14.41
June          28.38  June         66.50  June         20.74  June          7.11  June          8.95  June         15.49
July          30.88  July         73.13  July         17.40  July          5.21  July          9.86  July         12.94
August        30.94  August       82.75  August       15.60  August        5.03  August       10.89  August       11.73
September     27.75  September    62.88  September    11.60  September     2.33  September    11.83  September    11.73
October       30.69  October      62.38  October      14.93  October       4.89  October      13.18
November      38.00  November     50.50  November     18.01  November      5.71  November     13.02
December      45.00  December     55.94  December     16.55  December      4.44  December     12.85

    The closing price on October 20, 2004 was $12.80.


                              AMDOCS LIMITED (DOX)

         Amdocs Limited provides software products and related services in the United States and internationally. Amdocs products are primarily related to customer care, billing and order management systems. Amdocs products support a range of communications services including wireline, wireless, cable television, broadband, electronic commerce and Internet services. Amdocs offers a range of directory sales and publishing systems to publishers of both traditional yellow and white page directories and electronic Internet directories. Amdocs also provides customization, implementation, system integration, ongoing support, system enhancement, maintenance and outsourcing services. Ordinary shares of Amdocs are traded through the New York Stock Exchange.

             Closing             Closing             Closing             Closing             Closing             Closing
  1999        Price    2000       Price    2001       Price    2002       Price    2003       Price     2004      Price
---------    ------- --------    ------- --------    ------- --------    ------- --------    ------- --------    -------
January       21.75  January      53.19  January      78.31  January      36.25  January      12.99  January      28.37
February      24.38  February     74.19  February     65.01  February     28.25  February     13.13  February     27.88
March         21.63  March        74.00  March        47.90  March        26.65  March        13.28  March        27.79
April         26.88  April        67.69  April        58.90  April        21.73  April        17.66  April        26.55
May           22.94  May          61.94  May          61.80  May          18.60  May          19.51  May          24.68
June          22.75  June         76.75  June         53.85  June          7.55  June         24.00  June         23.43
July          26.63  July         67.19  July         45.07  July          7.35  July         20.38  July         21.70
August        26.25  August       71.44  August       38.30  August        7.69  August       22.38  August       20.10
September     21.00  September    62.38  September    26.65  September     6.40  September    18.80  September    21.83
October       27.88  October      64.81  October      26.11  October       6.98  October      21.46
November      35.19  November     54.13  November     33.07  November     11.50  November     25.02
December      34.50  December     66.25  December     33.97  December      9.82  December     22.48

    The closing price on October 20, 2004 was $21.98.

                           ARM HOLDINGS P.L.C. (ARMHY)

         ARM Holdings p.l.c. provides reduced instruction set computer (RISC) microprocessor solutions. ARM licenses and sells its technology and products to electronics companies for incorporation into a wide variety of end products. ARM also provides support required in developing complete systems. American depositary receipts evidencing American depositary shares of ARM are traded through the Nasdaq National Market System. Shares of ARM also trade on the London Stock Exchange.

             Closing             Closing             Closing             Closing             Closing             Closing
  1999        Price    2000       Price    2001       Price    2002       Price    2003       Price     2004      Price
---------    ------- --------    ------- --------    ------- --------    ------- --------    ------- --------    -------
January        4.00  January      37.79  January      23.06  January      14.35  January      2.37   January      6.80
February       5.78  February     46.73  February     13.25  February     11.95  February     2.53   February     6.78
March          6.63  March        35.55  March        13.75  March        12.35  March        2.44   March        6.52
April          6.50  April        31.75  April        15.70  April         9.70  April        3.08   April        6.16
May            5.84  May          25.88  May          14.52  May           7.95  May          3.95   May          6.39
June           6.98  June         32.88  June         11.90  June          6.52  June         3.39   June         6.65
July           9.48  July         34.31  July         12.35  July          7.08  July         4.33   July         5.84
August         8.43  August       40.88  August       12.43  August        7.23  August       5.48   August       4.32
September      9.40  September    32.94  September    10.55  September     5.90  September    4.89   September    4.57
October       16.95  October      30.00  October      15.40  October       2.73  October      5.79
November      29.60  November     18.31  November     16.27  November      3.28  November     6.21
December      38.30  December     22.56  December     15.59  December      2.63  December     6.90

    The closing price on October 20, 2004 was $4.98.

                          ASM INTERNATIONAL N.V. (ASMI)

         ASM International N.V. designs, manufactures and sells equipment and systems used to manufacture semiconductor devices in Europe, the United States and Asia. ASM's production equipment and solutions are used by both the front-end and back-end segments of the semiconductor market. Front-end equipment performs various fabrication processes to create the silicon wafer. Back-end equipment separates these processed wafers into numerous individual pieces and assembles, packages and tests the pieces to create semiconductor devices. New York registered shares of ASM are traded through the Nasdaq National Market System. Shares of ASM also trade on the Amsterdam Stock Exchange.

             Closing             Closing             Closing             Closing             Closing             Closing
  1999        Price    2000       Price    2001       Price    2002       Price    2003       Price     2004      Price
---------    ------- --------    ------- --------    ------- --------    ------- --------    ------- --------    -------
January        5.69  January      25.25  January      19.00  January      18.88  January      11.54  January      24.80
February       5.00  February     32.63  February     13.50  February     21.37  February     10.99  February     23.64
March          3.63  March        29.00  March        17.69  March        26.11  March         9.98  March        22.10
April          4.69  April        34.50  April        25.10  April        23.00  April        13.63  April        20.33
May            5.19  May          25.88  May          22.13  May          19.40  May          15.46  May          21.85
June           7.44  June         26.50  June         19.85  June         17.26  June         14.87  June         20.68
July           8.00  July         26.00  July         22.65  July         14.09  July         15.71  July         16.49
August         7.38  August       25.13  August       21.47  August       12.52  August       18.20  August       13.76
September      8.38  September    17.50  September    11.50  September     9.05  September    14.73  September    13.28
October        8.41  October      16.06  October      15.91  October      12.70  October      17.46
November      16.25  November     11.38  November     14.81  November     14.80  November     18.93
December      23.00  December      9.31  December     19.51  December     12.90  December     20.24

    The closing price on October 20, 2004 was $13.47.

                            ASML HOLDING N.V. (ASML)

         ASML Holding N.V. is a technology company engaged in the development, production, marketing and servicing of advanced semiconductor processing equipment. ASML offers lithography systems for manufacturing integrated circuits. Shares of ASML also trade through the Nasdaq National Market System and on the Amsterdam Stock Exchange.

             Closing             Closing             Closing             Closing             Closing             Closing
  1999        Price    2000       Price    2001       Price    2002       Price    2003       Price     2004      Price
---------    ------- --------    ------- --------    ------- --------    ------- --------    ------- --------    -------
January       15.50  January      40.98  January      28.50  January      18.95  January       8.01  January      19.26
February      13.21  February     42.71  February     21.19  February     20.35  February      7.23  February     18.26
March         15.00  March        37.25  March        21.69  March        25.37  March         6.57  March        18.33
April         13.00  April        40.00  April        27.07  April        22.33  April         8.81  April        15.57
May           14.71  May          35.56  May          23.26  May          18.54  May          10.05  May          17.61
June          19.79  June         44.13  June         22.25  June         15.12  June          9.57  June         17.11
July          20.25  July         39.75  July         20.47  July         11.85  July         12.94  July         14.19
August        21.04  August       38.13  August       18.18  August       10.24  August       15.77  August       12.94
September     22.35  September    32.31  September    11.21  September     6.19  September    13.12  September    12.87
October       24.21  October      27.81  October      14.39  October       8.60  October      17.55
November      31.21  November     20.44  November     17.41  November     11.16  November     18.82
December      37.92  December     22.56  December     17.05  December      8.36  December     20.05

    The closing price on October 20, 2004 was $13.39.


                            ASTRAZENECA P.L.C. (AZN)

         AstraZeneca p.l.c. is an international research-based pharmaceutical company engaged in the development, manufacture and marketing of prescription pharmaceutical products. AstraZeneca's product portfolio includes medicines to treat diseases such as gastrointestinal disorders, cardiovascular disease and respiratory and central nervous system disorders. AstraZeneca also has non-pharmaceutical businesses, which develop and market advanced medical devices and implants and provide various diagnostic services to health insurers, oncologists and other specialists. American depositary receipts evidencing American depositary shares of AstraZeneca are traded on the New York Stock Exchange. Shares of AstraZeneca also trade on the London and Stockholm Stock Exchanges.

             Closing             Closing             Closing             Closing             Closing             Closing
  1999        Price    2000       Price    2001       Price    2002       Price    2003       Price     2004      Price
---------    ------- --------    ------- --------    ------- --------    ------- --------    ------- --------    -------
January       47.00  January      38.00  January      44.41  January      46.99  January      34.34  January      48.27
February      41.06  February     33.13  February     46.25  February     50.98  February     32.12  February     48.62
March         47.06  March        40.50  March        48.25  March        49.59  March        34.31  March        46.73
April         39.25  April        42.13  April        47.52  April        46.55  April        39.87  April        47.85
May           39.38  May          42.06  May          47.82  May          43.72  May          41.24  May          46.90
June          39.19  June         46.50  June         46.75  June         41.00  June         40.77  June         45.64
July          36.75  July         42.75  July         50.45  July         36.59  July         40.22  July         44.92
August        39.38  August       45.56  August       48.50  August       29.15  August       39.65  August       46.53
September     42.25  September    52.56  September    46.70  September    30.57  September    43.40  September    41.13
October       45.75  October      47.69  October      45.11  October      37.55  October      47.68
November      44.50  November     51.44  November     45.45  November     37.84  November     45.95
December      41.75  December     51.50  December     46.60  December     35.09  December     48.38

    The closing price on October 20, 2004 was $39.63.

                       AUTONOMY CORPORATION P.L.C. (AUTN)

         Autonomy Corporation p.l.c. is a provider of software products. Autonomy's technology powers applications dependent upon unstructured information, including e-commerce, customer relationship management (CRM), knowledge management, enterprise information portals, enterprise resource planning (ERP) and online publishing. American depositary receipts evidencing American depositary shares of Autonomy are traded through the Nasdaq National Market System. Shares of Autonomy also trade through the London Stock Exchange.

             Closing             Closing             Closing             Closing             Closing             Closing
  1999        Price    2000       Price    2001       Price    2002       Price    2003       Price     2004      Price
---------    ------- --------    ------- --------    ------- --------    ------- --------    ------- --------    -------
January        *     January        *     January     155.31  January     24.50  January      10.70  January      25.75
February       *     February       *     February     97.50  February    23.50  February     12.15  February     26.54
March          *     March          *     March        50.94  March       29.00  March        12.46  March        24.03
April          *     April          *     April        44.75  April       26.25  April        13.00  April        21.50
May            *     May          177.50  May          32.70  May         25.90  May          15.25  May          20.00
June           *     June         205.00  June         30.00  June        18.91  June         14.90  June         23.29
July           *     July         240.00  July         21.80  July        11.25  July         15.19  July         15.00
August         *     August       315.00  August       22.75  August      10.75  August       15.84  August       14.71
September      *     September    275.00  September    18.25  September    8.45  September    16.78  September    17.19
October        *     October      250.00  October      20.85  October     10.72  October      21.54
November       *     November     164.69  November     24.80  November    13.99  November     19.70
December       *     December     134.38  December     26.75  December    13.70  December     20.75

    The closing price on October 20, 2004 was $17.50.


                               AVENTIS S.A. (AVE)

         Aventis S.A. is a pharmaceutical group that develops, manufactures and markets prescription drugs and human vaccines. Aventis is involved in developing treatments for diseases such as lung and breast cancer, thrombosis, seasonal allergies, diabetes and hypertension. American depositary receipts evidencing American depositary shares of Aventis are traded on the New York Stock Exchange. Shares of Aventis also trade on the Paris and Frankfurt Stock Exchanges.

             Closing             Closing             Closing             Closing             Closing             Closing
  1999        Price    2000       Price    2001       Price    2002       Price    2003       Price     2004      Price
---------    ------- --------    ------- --------    ------- --------    ------- --------    ------- --------    -------
January       51.69  January      54.00  January      79.33  January      69.99  January      51.25  January      78.10
February      46.00  February     52.00  February     80.76  February     74.15  February     45.06  February     77.25
March         44.00  March        54.00  March        76.85  March        68.75  March        44.15  March        76.90
April         47.13  April        56.25  April        76.90  April        70.65  April        50.34  April        75.51
May           46.88  May          63.94  May          74.58  May          69.72  May          52.46  May          79.23
June          46.31  June         72.56  June         79.89  June         70.43  June         54.70  June         76.07
July          48.38  July         75.50  July         77.00  July         65.71  July         49.85  July         78.55
August        48.56  August       74.75  August       73.00  August       58.86  August       49.00  August       83.36
September     51.25  September    75.31  September    75.09  September    52.55  September    52.30  September    84.42
October       55.50  October      72.06  October      73.15  October      59.20  October      52.96
November      61.56  November     78.44  November     69.51  November     55.16  November     57.65
December      56.88  December     84.25  December     71.00  December     54.19  December     66.26

    The closing price on October 20, 2004 was $84.78.

                                    AXA (AXA)

         AXA is the holding company for an international group of insurance and related financial services companies engaged in the financial protection and wealth management business. AXA's operating business segments are Life and Savings, Property and Casualty, International Insurance (including reinsurance), Asset Management and Other Financial Services. In July 2004, the Company acquired The MONY Group, Inc., a financial services firm that provides protection, accumulation and retail brokerage products through advisory and wholesale distribution channels. American depositary receipts evidencing American depositary shares of AXA are traded on the New York Stock Exchange. Shares of AXA also trade on the Paris Stock Exchange.

             Closing             Closing             Closing             Closing             Closing             Closing
  1999        Price    2000       Price    2001       Price    2002       Price    2003       Price     2004      Price
---------    ------- --------    ------- --------    ------- --------    ------- --------    ------- --------    -------
January       36.50  January      32.41  January      34.38  January      18.63  January      12.59  January      22.70
February      33.25  February     31.47  February     31.15  February     18.44  February     12.11  February     23.10
March         33.13  March        35.85  March        27.38  March        22.45  March        11.79  March        20.99
April         31.97  April        38.38  April        29.25  April        21.40  April        15.19  April        20.59
May           29.25  May          36.63  May          28.35  May          19.62  May          15.13  May          20.60
June          31.16  June         39.78  June         28.17  June         18.17  June         15.61  June         22.14
July          29.53  July         37.88  July         28.97  July         12.15  July         16.88  July         20.50
August        31.32  August       35.16  August       27.55  August       13.70  August       17.78  August       20.55
September     31.91  September    32.35  September    19.60  September    10.00  September    16.99  September    20.28
October       34.88  October      33.22  October      21.78  October      14.66  October      19.00
November      33.41  November     35.00  November     21.42  November     15.83  November     19.26
December      35.50  December     35.91  December     21.02  December     13.45  December     21.47

    The closing price on October 20, 2004 was $20.79.


                               BOOKHAM INC. (BKHM)

         Bookham Inc., formerly Bookham Technology p.l.c., designs, manufactures and markets optical and radio frequency components, modules and subsystems for the telecommunications industry. Bookham has three technology platforms based on gallium arsenide (for modulation), indium phosphide (for tunability) and silicon. Bookham also has electronics design, firmware and software capabilities to produce transceivers, transponders, intelligent optical amplifiers and other added value subsystems. American depositary receipts evidencing American depositary shares of Bookham are traded through the Nasdaq National Market System. Shares of Bookham also trade on the London International Stock Exchange.

             Closing             Closing             Closing             Closing             Closing             Closing
  1999        Price    2000       Price    2001       Price    2002       Price    2003       Price     2004      Price
---------    ------- --------    ------- --------    ------- --------    ------- --------    ------- --------    -------
January        *     January       *     January      15.44  January      1.78   January      1.24   January      3.23
February       *     February      *     February      7.88  February     1.51   February     1.20   February     2.54
March          *     March         *     March         4.50  March        1.56   March        1.07   March        2.18
April          *     April        52.00  April         5.06  April        1.28   April        1.09   April        1.39
May            *     May          48.69  May           6.03  May          1.20   May          1.70   May          1.05
June           *     June         59.25  June          2.90  June         1.09   June         1.43   June         0.96
July           *     July         62.75  July          2.35  July         1.03   July         1.30   July         0.94
August         *     August       61.75  August        2.20  August       1.03   August       1.33   August       0.66
September      *     September    42.88  September     1.28  September    0.74   September    2.14   September    6.50
October        *     October      33.69  October       1.75  October      1.20   October      2.56
November       *     November     12.44  November      2.25  November     1.37   November     2.38
December       *     December     13.13  December      2.45  December     1.00   December     2.50

    The closing price on October 20, 2004 was $4.90.

                                 BP P.L.C. (BP)

         BP p.l.c. is an oil and gas company that develops and markets oil and petroleum products throughout the world. BP is also involved in exploration, oil field development and the manufacture of petroleum-based chemical products and related activities. BP's main businesses include: oil and gas exploration and production; gas power and renewables; refining and marketing; and chemicals. American depositary receipts evidencing American depositary shares of BP are traded on the New York Stock Exchange. Shares of BP also trade on the London Stock Exchange and on the Frankfurt Stock Exchange.

             Closing             Closing             Closing             Closing             Closing             Closing
  1999        Price    2000       Price    2001       Price    2002       Price    2003       Price     2004      Price
---------    ------- --------    ------- --------    ------- --------    ------- --------    ------- --------    -------
January       40.56  January      53.75  January      51.50  January      46.72  January      39.01  January      47.60
February      42.50  February     47.06  February     49.60  February     49.55  February     38.11  February     49.20
March         50.50  March        53.25  March        49.62  March        53.10  March        38.59  March        51.20
April         56.59  April        51.00  April        54.08  April        50.80  April        38.54  April        52.90
May           53.59  May          54.56  May          53.39  May          51.07  May          41.89  May          53.00
June          54.25  June         56.56  June         49.85  June         50.49  June         42.02  June         53.57
July          57.94  July         52.31  July         49.42  July         46.40  July         41.55  July         56.36
August        55.92  August       55.25  August       50.88  August       46.80  August       41.72  August       53.70
September     55.41  September    53.00  September    49.17  September    39.90  September    42.10  September    57.53
October       57.75  October      50.94  October      48.34  October      38.45  October      42.38
November      60.94  November     47.44  November     44.17  November     39.21  November     42.69
December      59.31  December     47.88  December     46.51  December     40.65  December     49.35

    The closing price on October 20, 2004 was $59.14.


                          BUSINESS OBJECTS S.A. (BOBJ)

         Business Objects S.A. is a provider of business intelligence solutions that enable organizations to track, understand and manage enterprise performance. Business Objects' products and services include data integration, query, reporting, online analytical processing, information broadcasting, business alerts for end users, analytic application framework and pre-packaged analytic applications. The Business Objects product line is divided into three families of products: data integration, business intelligence platform and enterprise analytic applications. In 2003, the Company acquired Crystal Decisions, a provider of enterprise reporting software. American depositary receipts evidencing American depositary shares of Business Objects are traded through the Nasdaq National Market System. Shares of Business Objects also trade on the Paris Stock Exchange.

             Closing             Closing             Closing             Closing             Closing             Closing
  1999        Price    2000       Price    2001       Price    2002       Price    2003       Price     2004      Price
---------    ------- --------    ------- --------    ------- --------    ------- --------    ------- --------    -------
January       11.50  January      44.88  January      48.63  January      40.30  January      16.05  January      34.66
February      12.08  February     76.58  February     39.46  February     38.12  February     17.20  February     30.27
March          9.90  March        66.33  March        30.88  March        43.96  March        16.35  March        28.50
April          7.81  April        65.25  April        36.20  April        33.67  April        21.73  April        21.92
May            9.58  May          53.33  May          31.91  May          28.53  May          20.25  May          21.94
June          12.17  June         58.75  June         23.60  June         28.10  June         21.86  June         22.58
July          15.04  July         63.00  July         28.30  July         19.39  July         24.28  July         21.33
August        14.88  August       76.33  August       25.07  August       19.12  August       27.05  August       18.58
September     19.67  September    75.38  September    19.50  September    10.62  September    24.96  September    23.30
October       24.00  October      52.53  October      27.41  October      14.90  October      32.86
November      29.50  November     41.25  November     33.60  November     19.99  November     34.10
December      44.55  December     37.75  December     33.80  December     15.00  December     34.68

    The closing price on October 20, 2004 was $24.54.

                          CABLE & WIRELESS P.L.C. (CWP)

         Cable & Wireless p.l.c. is a telecommunications company offering fixed and mobile voice, data, and Internet protocol (IP) services to business and residential customers, as well as wholesale services to carriers, mobile operators and content, application and Internet providers. Cable & Wireless' regions of operation include North America, Europe, the Middle East and Asia. November 2002, the Company announced that it would withdraw from domestic business markets in the United States and in continental Europe, except for its engagements with multi-national and wholesale customers. American depositary receipts evidencing American depositary shares of Cable & Wireless are traded on the New York Stock Exchange. Shares of Cable & Wireless also trade on the London Stock Exchange.

             Closing             Closing             Closing             Closing             Closing             Closing
  1999        Price    2000       Price    2001       Price    2002       Price    2003       Price     2004      Price
---------    ------- --------    ------- --------    ------- --------    ------- --------    ------- --------    -------
January       43.25  January      63.25  January      40.05  January      11.73  January      2.86   January      7.92
February      40.56  February     64.63  February     33.19  February      9.35  February     2.81   February     7.88
March         36.94  March        56.00  March        20.60  March         9.84  March        3.31   March        7.12
April         42.13  April        49.38  April        21.95  April         8.09  April        3.67   April        6.38
May           38.25  May          49.63  May          20.26  May           9.43  May          5.04   May          6.71
June          39.63  June         50.06  June         18.00  June          7.73  June         5.47   June         7.09
July          36.00  July         52.56  July         14.96  July          8.25  July         5.52   July         5.83
August        34.63  August       55.25  August       14.85  August        7.32  August       5.63   August       5.86
September     33.13  September    42.56  September    12.91  September     5.40  September    5.65   September    5.26
October       34.88  October      43.06  October      13.66  October       6.95  October      6.83
November      39.75  November     37.00  November     14.30  November      3.94  November     6.83
December      52.94  December     39.88  December     14.81  December      2.33  December     7.01

    The closing price on October 20, 2004 was $5.44.


                            DAIMLERCHRYSLER AG (DCX)

         DaimlerChrysler AG develops, manufactures and markets passenger cars, light trucks and commercial vehicles. DaimlerChrysler also offers financial and information technology services related to the automotive business. DaimlerChrysler's business segments include the Mercedes Car Group, Chrysler Group, commercial vehicles, services and other activities. Global shares of DaimlerChrysler trade on the New York Stock Exchange. Shares of DaimlerChrysler also trade on the Frankfurt, Berlin-Bremen, Dusseldorf, Hamburg, Hanover, Munich, Stuttgart, Chicago, Pacific, Philadelphia, Paris, Tokyo and Zurich Stock Exchanges.

             Closing              Closing             Closing             Closing             Closing             Closing
  1999        Price    2000       Price    2001       Price    2002       Price    2003       Price     2004      Price
---------    -------  --------    ------- --------    ------- --------    ------- --------    ------- --------    -------
January       103.63  January      65.81  January      47.53  January      40.56  January      30.60  January      47.53
February       93.94  February     67.75  February     49.02  February     39.88  February     30.57  February     44.93
March          85.81  March        65.44  March        44.58  March        45.03  March        29.31  March        41.74
April          98.19  April        57.56  April        49.35  April        45.64  April        32.40  April        44.40
May            87.44  May          53.94  May          46.04  May          49.38  May          31.56  May          44.48
June           89.00  June         52.06  June         46.10  June         48.23  June         34.72  June         47.07
July           72.13  July         52.69  July         49.30  July         42.76  July         35.73  July         44.89
August         75.19  August       52.06  August       43.95  August       42.86  August       38.23  August       41.77
September      69.44  September    44.39  September    29.98  September    33.51  September    35.06  September    41.42
October        77.75  October      45.90  October      34.60  October      34.10  October      36.94
November       68.13  November     38.44  November     41.99  November     36.38  November     38.04
December       78.00  December     41.20  December     41.67  December     30.65  December     46.22

    The closing price on October 20, 2004 was $41.07.

                            DEUTSCHE TELEKOM AG (DT)

         Deutsche Telekom AG is a telecommunications provider that operates through four divisions: T-Com, T-Mobile, T-Systems and T-Online. The company uses the information standard known as Integrated Services Digital Network
(ISDN) to provide high-speed digital access lines and service lines to its customers. Deutsche Telekom AG also provides asymmetric digital subscriber lines and Internet products. Deutsche Telekom AG provides services in the United States and other countries. American depositary receipts evidencing American depositary shares of Deutsche Telekom are traded on the New York Stock Exchange. Shares of Deutsche Telekom also trade on the Frankfurt, Berlin-Bremen, Dusseldorf, Hamburg, Hanover, Munich, Stuttgart, and Tokyo Stock Exchanges.

             Closing             Closing             Closing             Closing             Closing             Closing
  1999        Price    2000       Price    2001       Price    2002       Price    2003       Price     2004      Price
---------    ------- --------    ------- --------    ------- --------    ------- --------    ------- --------    -------
January       45.25  January      69.63  January      33.34  January      14.81  January      12.52  January      19.90
February      45.63  February     84.31  February     24.57  February     14.09  February     11.47  February     19.67
March         40.44  March        80.25  March        23.19  March        14.98  March        11.02  March        18.04
April         38.75  April        67.50  April        25.71  April        13.23  April        13.40  April        17.08
May           39.56  May          61.75  May          21.00  May          10.80  May          15.02  May          16.84
June          42.25  June         56.75  June         22.45  June          9.31  June         15.20  June         17.71
July          40.44  July         43.50  July         21.71  July         11.32  July         15.05  July         16.67
August        44.38  August       38.94  August       15.55  August       11.00  August       14.34  August       17.53
September     41.81  September    34.25  September    15.50  September     8.27  September    14.44  September    18.66
October       46.00  October      38.19  October      15.50  October      11.38  October      15.61
November      56.88  November     32.31  November     16.91  November     12.21  November     16.48
December      71.00  December     29.25  December     16.90  December     12.70  December     18.13

    The closing price on October 20, 2004 was $18.75.


                               DIAGEO P.L.C. (DEO)

         Diageo p.l.c. is an alcoholic beverage business which develops, markets and distributes a range of brands through its subsidiaries, which include Baileys, Guinness, Smirnoff, Johnnie Walker and J&B. Diageo completed a number of acquisitions and disposals in recent years, including the 2001 disposal of its worldwide packaged food businesses to General Mills, Inc and the 2001 purchase of The Seagram Company Ltd. American depositary receipts evidencing American depositary shares of Diageo are traded on the New York Stock Exchange. Shares of Diageo also trade on the London Stock Exchange.

             Closing             Closing             Closing             Closing             Closing             Closing
  1999        Price    2000       Price    2001       Price    2002       Price    2003       Price     2004      Price
---------    ------- --------    ------- --------    ------- --------    ------- --------    ------- --------    -------
January       45.06  January      30.19  January      38.50  January      46.86  January      41.25  January      53.20
February      45.25  February     30.81  February     40.48  February     48.29  February     39.34  February     56.65
March         45.75  March        30.13  March        40.45  March        52.47  March        41.12  March        52.88
April         46.25  April        34.00  April        41.90  April        52.85  April        44.51  April        54.50
May           43.00  May          34.56  May          43.84  May          50.83  May          43.60  May          53.90
June          43.00  June         35.56  June         43.95  June         51.65  June         43.76  June         54.75
July          41.00  July         34.81  July         40.84  July         48.39  July         41.45  July         50.22
August        41.44  August       34.44  August       40.59  August       48.31  August       43.74  August       49.95
September     41.44  September    35.31  September    41.50  September    49.91  September    44.15  September    50.43
October       40.63  October      37.63  October      40.85  October      44.57  October      47.81
November      36.81  November     41.75  November     43.42  November     41.83  November     50.56
December      32.00  December     44.38  December     46.27  December     43.80  December     52.86

    The closing price on October 20, 2004 was $53.35.

                         ELAN CORPORATION, P.L.C. (ELN)

         Elan Corporation, p.l.c. is a biopharmaceutical company focused on the discovery, development and marketing of therapeutic products and services in neurology, pain management, autoimmune and other diseases. Elan is also engaged in the development and commercialization of products using its drug delivery technologies. American depositary receipts evidencing American depositary shares of Elan are traded on the New York Stock Exchange. Shares of Elan also trade on the London Stock Exchange and the Irish Stock Exchange.

             Closing             Closing             Closing             Closing             Closing             Closing
  1999        Price    2000       Price    2001       Price    2002       Price    2003       Price     2004      Price
---------    ------- --------    ------- --------    ------- --------    ------- --------    ------- --------    -------
January       33.75  January      30.06  January      50.20  January      28.09  January      4.58   January       8.60
February      38.34  February     40.75  February     54.96  February     14.10  February     3.37   February     14.42
March         34.88  March        47.50  March        52.25  March        13.91  March        2.79   March        20.62
April         25.81  April        43.50  April        50.15  April        11.88  April        3.36   April        21.60
May           27.03  May          39.81  May          57.71  May           9.86  May          6.12   May          23.49
June          27.75  June         48.44  June         61.00  June          5.47  June         5.64   June         24.74
July          29.06  July         53.44  July         57.75  July          2.53  July         4.85   July         20.55
August        32.06  August       58.31  August       51.95  August        2.99  August       4.36   August       22.63
September     33.56  September    54.75  September    48.45  September     1.93  September    5.29   September    23.40
October       25.75  October      51.94  October      45.65  October       1.75  October      5.13
November      27.31  November     53.94  November     44.22  November      2.44  November     5.46
December      29.50  December     46.81  December     45.06  December      2.46  December     6.89

    The closing price on October 20, 2004 was $23.60.


                      ERICSSON LM TELEPHONE COMPANY (ERICY)

         LM Ericsson Telephone Company is a telecommunications company that provides systems and products for fixed and mobile communications in public and private networks. Ericsson's range of telecommunication and data communication products includes systems and services for handling voice, data, images and text in public and private fixed-line and mobile networks, microelectronic components, defense systems electronics and telecommunications and power cables. With Sony Ericsson, it also offers other systems and services to equipment and handset suppliers. American depositary receipts evidencing American depositary shares of Ericsson are traded through the Nasdaq National Market System. Shares of Ericsson also trade on the Stockholm and London Stock Exchanges.

             Closing             Closing             Closing             Closing             Closing             Closing
  1999        Price    2000       Price    2001       Price    2002       Price    2003       Price     2004      Price
---------    ------- --------    ------- --------    ------- --------    ------- --------    ------- --------    -------
January        69.69  January     186.41  January     118.75  January     43.40  January       8.13  January      23.01
February       65.00  February    240.00  February     82.81  February    42.20  February      6.49  February     29.01
March          59.53  March       234.53  March        55.94  March       41.80  March         6.36  March        27.76
April          67.50  April       221.09  April        64.30  April       24.90  April         9.06  April        26.67
May            67.34  May         205.00  May          64.00  May         22.20  May          10.40  May          27.99
June           82.34  June        200.00  June         54.20  June        14.40  June         10.63  June         29.90
July           80.16  July        196.25  July         53.60  July         9.60  July         14.26  July         26.71
August         81.41  August      205.00  August       49.80  August       7.30  August       15.48  August       27.04
September      78.13  September   148.13  September    34.90  September    3.60  September    14.70  September    31.24
October       106.88  October     138.75  October      42.70  October      7.89  October      17.08
November      120.47  November    113.75  November     54.60  November     9.83  November     16.25
December      164.22  December    111.88  December     52.20  December     6.74  December     17.70

    The closing price on October 20, 2004 was $32.08.

                          GLAXOSMITHKLINE P.L.C. (GSK)

         GlaxoSmithKline p.l.c. is a research-based pharmaceutical and healthcare company engaged in the creation, development, manufacturing and marketing of pharmaceutical products, vaccines, over-the-counter medicines and health-related consumer products. GlaxoSmithKline's product line includes antibiotic, antidepressant, gastrointestinal, dermatological, respiratory, cancer and cardiovascular medications. American depositary receipts evidencing American depositary shares of GlaxoSmithKline are traded on the New York Stock Exchange. Shares of GlaxoSmithKline also trade on the London Stock Exchange.

             Closing             Closing             Closing             Closing             Closing             Closing
  1999        Price    2000       Price    2001       Price    2002       Price    2003       Price     2004      Price
---------    ------- --------    ------- --------    ------- --------    ------- --------    ------- --------    -------
January       67.88  January      52.75  January      52.55  January      48.22  January      38.76  January      44.00
February      64.06  February     48.75  February     55.31  February     48.95  February     35.05  February     42.62
March         66.94  March        57.31  March        52.30  March        47.00  March        35.19  March        39.95
April         58.00  April        62.81  April        53.57  April        48.05  April        40.52  April        42.00
May           56.25  May          56.31  May          54.69  May          40.75  May          40.01  May          42.45
June          56.63  June         57.81  June         56.20  June         43.14  June         40.54  June         41.46
July          52.19  July         57.13  July         57.76  July         39.50  July         38.31  July         40.95
August        52.94  August       57.56  August       52.95  August       37.89  August       38.83  August       41.14
September     52.00  September    60.44  September    56.12  September    38.43  September    42.40  September    43.73
October       59.88  October      58.19  October      53.40  October      37.69  October      43.29
November      59.44  November     57.31  November     50.81  November     38.00  November     45.88
December      55.88  December     56.00  December     49.82  December     37.46  December     46.62

    The closing price on October 20, 2004 was $42.09.


                         INFINEON TECHNOLOGIES AG (IFX)

         Infineon Technologies AG designs, develops, manufactures and markets a broad range of semiconductors and complete system solutions for the automotive and industrial electronics industries. Infineon's products are used in a wide variety of microelectronic applications, including computer systems, telecommunications systems, consumer goods, automotive products, industrial automation and control systems, as well as chip card applications. American depositary receipts evidencing American depositary shares of Infineon are traded on the New York Stock Exchange. Shares of Infineon also trade on the Frankfurt Stock Exchange.

             Closing             Closing             Closing             Closing             Closing             Closing
  1999        Price    2000       Price    2001       Price    2002       Price    2003       Price     2004      Price
---------    ------- --------    ------- --------    ------- --------    ------- --------    ------- --------    -------
January        *     January       *     January      44.05  January      21.66  January       6.97  January      14.85
February       *     February      *     February     32.80  February     22.75  February      6.47  February     14.10
March          *     March        57.50  March        37.85  March        22.60  March         6.70  March        14.65
April          *     April        67.88  April        42.66  April        18.04  April         7.61  April        12.62
May            *     May          62.88  May          34.35  May          17.17  May           8.96  May          13.51
June           *     June         79.25  June         23.45  June         15.49  June          9.59  June         13.60
July           *     July         68.00  July         25.55  July         14.49  July         12.75  July         10.96
August         *     August       65.94  August       23.63  August       11.34  August       14.70  August        9.81
September      *     September    47.50  September    12.39  September     5.70  September    12.89  September    10.22
October        *     October      42.88  October      15.04  October       9.71  October      14.70
November       *     November     38.38  November     19.55  November     10.21  November     14.09
December       *     December     36.00  December     20.30  December      7.19  December     13.71

    The closing price on October 20, 2004 was $10.45.

                              ING GROEP N.V. (ING)

         ING Groep N.V. is a financial institution that provides banking, insurance and asset management services. ING provides both retail and wholesale financial services through three business segments: ING Europe, ING Americas and ING Asia/Pacific. American depositary receipts evidencing American depositary shares of ING are traded on the New York Stock Exchange. Shares of ING also trade on the Amsterdam, Brussels, Frankfurt, Paris and Swiss Stock Exchanges.

             Closing             Closing             Closing             Closing             Closing             Closing
  1999        Price    2000       Price    2001       Price    2002       Price    2003       Price     2004      Price
---------    ------- --------    ------- --------    ------- --------    ------- --------    ------- --------    -------
January       29.60  January      25.53  January      38.28  January      25.25  January      15.35  January      25.10
February      27.97  February     25.78  February     34.70  February     23.77  February     13.43  February     24.59
March         27.47  March        27.50  March        32.55  March        26.91  March        11.67  March        22.05
April         30.69  April        27.47  April        34.50  April        26.34  April        16.32  April        21.22
May           26.82  May          30.16  May          32.42  May          26.48  May          16.32  May          22.67
June          27.50  June         33.75  June         32.94  June         25.43  June         17.53  June         23.70
July          25.44  July         33.63  July         32.51  July         21.19  July         20.11  July         23.11
August        27.44  August       33.72  August       31.68  August       21.93  August       19.73  August       24.44
September     27.38  September    32.94  September    26.70  September    14.04  September    18.50  September    25.28
October       29.57  October      34.60  October      24.86  October      16.57  October      20.84
November      28.25  November     35.88  November     26.01  November     18.81  November     21.56
December      30.50  December     40.07  December     25.45  December     16.84  December     23.41

    The closing price on October 20, 2004 was $25.49.

                         IONA TECHNOLOGIES P.L.C. (IONA)

         IONA Technologies p.l.c. provides software integration-related products and services. IONA's products are designed to enable companies to develop, integrate and manage network-based applications. IONA also provides consulting, training and technical support. IONA operates in the United States through its wholly owned subsidiary, IONA Technologies, Inc. American depositary receipts evidencing American depositary shares of IONA are traded through the Nasdaq National Market System. Shares of IONA also trade on the Irish Stock Exchange.

             Closing             Closing             Closing             Closing             Closing             Closing
  1999        Price    2000       Price    2001       Price    2002       Price    2003       Price     2004      Price
---------    ------- --------    ------- --------    ------- --------    ------- --------    ------- --------    -------
January       44.75  January      47.50  January      53.50  January      20.40  January      2.80   January      7.25
February      38.00  February     84.75  February     47.00  February     13.95  February     2.91   February     7.12
March         30.38  March        74.00  March        33.00  March        16.93  March        2.08   March        7.50
April         17.00  April        56.81  April        43.00  April        12.15  April        1.36   April        5.67
May           16.44  May          43.69  May          37.00  May           9.98  May          2.10   May          5.13
June          15.88  June         63.00  June         38.50  June          5.30  June         2.21   June         4.08
July          15.63  July         70.25  July         17.25  July          2.10  July         2.20   July         3.18
August        12.75  August       83.31  August       16.08  August        2.05  August       2.42   August       4.18
September     12.88  September    69.50  September     7.78  September     2.08  September    2.40   September    4.07
October       21.38  October      65.75  October      12.00  October       2.35  October      4.19
November      34.00  November     52.94  November     16.41  November      3.16  November     4.81
December      54.50  December     67.00  December     20.30  December      2.85  December     5.01

    The closing price on October 20, 2004 was $4.38.

                   KONINKLIJKE PHILIPS ELECTRONICS N.V. (PHG)

         Koninklijke Philips Electronics N.V. delivers products, systems and services in the areas of lighting, consumer electronics, domestic appliances and personal care, components, semiconductors and medical systems. New York registered shares of Philips Electronics are traded on the New York Stock Exchange. Shares of Philips also trade on the Amsterdam Stock Exchange.

             Closing             Closing             Closing             Closing             Closing             Closing
  1999        Price    2000       Price    2001       Price    2002       Price    2003       Price     2004      Price
---------    ------- --------    ------- --------    ------- --------    ------- --------    ------- --------    -------
January       20.40  January      38.08  January      38.20  January      27.35  January      17.19  January      30.16
February      19.51  February     49.35  February     32.64  February     25.96  February     16.70  February     30.42
March         23.09  March        44.15  March        26.70  March        30.22  March        15.59  March        28.98
April         23.85  April        46.00  April        30.80  April        31.01  April        18.68  April        26.81
May           24.13  May          45.55  May          27.70  May          30.60  May          19.66  May          27.35
June          26.00  June         48.97  June         26.43  June         27.60  June         19.11  June         27.20
July          26.06  July         46.33  July         27.63  July         22.54  July         20.77  July         24.23
August        26.50  August       49.31  August       26.77  August       20.20  August       24.40  August       23.20
September     26.03  September    42.50  September    19.30  September    14.53  September    22.92  September    22.91
October       26.79  October      39.94  October      22.55  October      17.70  October      26.84
November      30.80  November     32.81  November     27.07  November     21.62  November     28.42
December      34.79  December     36.25  December     29.11  December     17.68  December     29.09

    The closing price on October 20, 2004 was $22.96.


                   MILLICOM INTERNATIONAL CELLULAR S.A. (MICC)

         Millicom International Cellular S.A. operates in the telecommunications sector through investments in cellular telephone service operations primarily in emerging markets in Asia, Latin America and Africa. Millicom provides prepaid services through mass distribution methods. American depositary receipts evidencing New York registered shares of Millicom are traded through the Nasdaq National Market System. Shares of Millicom also trade on the Stockholm and Luxembourg Stock Exchanges.

             Closing             Closing             Closing             Closing             Closing             Closing
  1999        Price    2000       Price    2001       Price    2002       Price    2003       Price     2004      Price
---------    ------- --------    ------- --------    ------- --------    ------- --------    ------- --------    -------
January       105.00  January     214.13  January     90.56  January      32.67  January       5.49  January      18.25
February       80.25  February    213.00  February    74.63  February     18.72  February      4.71  February     22.39
March          78.00  March       171.19  March       59.25  March        20.16  March         6.20  March        22.00
April         103.50  April       160.50  April       81.60  April        12.91  April         9.56  April        25.13
May           108.00  May         127.50  May         84.18  May          13.11  May          19.95  May          23.04
June           94.50  June        105.00  June        75.30  June          4.80  June         26.22  June         21.87
July           91.88  July        132.38  July        65.61  July          3.60  July          8.36  July         16.87
August         76.13  August      132.56  August      47.49  August        3.00  August        9.99  August       15.41
September      85.31  September   106.69  September   31.80  September     1.98  September    11.26  September    18.20
October       101.25  October      92.25  October     33.15  October       2.70  October      15.40
November      141.00  November     67.50  November    29.73  November      5.52  November     19.94
December      187.13  December     69.00  December    36.45  December      5.34  December     17.50

    The closing price on October 20, 2004 was $19.50.

                                NOKIA CORP. (NOK)

         Nokia Corp. is a mobile communications company that manufactures mobile telephones and supplies mobile multimedia services, network infrastructure, service delivery platforms and devices and connectivity solutions. Nokia has several business groups, which include Mobile Phones, Multimedia, Networks and Enterprise Solutions. American depositary receipts evidencing American depositary shares of Nokia are traded on the New York Stock Exchange. Shares of Nokia also trade on the Helsinki, Frankfurt, Paris, Stockholm and London Stock Exchanges.

             Closing             Closing             Closing             Closing             Closing             Closing
  1999        Price    2000       Price    2001       Price    2002       Price    2003       Price     2004      Price
---------    ------- --------    ------- --------    ------- --------    ------- --------    ------- --------    -------
January       18.02  January      46.00  January      34.35  January      23.45  January      14.39  January      20.66
February      16.95  February     50.88  February     22.00  February     20.77  February     13.23  February     21.77
March         19.47  March        55.50  March        24.00  March        20.74  March        14.01  March        20.28
April         18.55  April        57.25  April        34.19  April        16.26  April        16.57  April        14.01
May           17.81  May          52.00  May          29.24  May          13.88  May          18.04  May          13.74
June          22.89  June         49.94  June         22.19  June         14.48  June         16.43  June         14.54
July          21.27  July         44.31  July         21.81  July         12.40  July         15.30  July         11.62
August        20.91  August       44.94  August       15.74  August       13.29  August       16.29  August       11.87
September     22.47  September    39.81  September    15.65  September    13.25  September    15.60  September    13.72
October       28.89  October      42.75  October      20.51  October      16.62  October      16.99
November      34.50  November     42.75  November     23.01  November     19.21  November     17.98
December      47.77  December     43.50  December     24.53  December     15.50  December     17.00

    The closing price on October 20, 2004 was $14.92.

                                NOVARTIS AG (NVS)

         Novartis AG is the holding company for a group of companies specializing in research, development, manufacture, marketing and sales of healthcare products, including pharmaceuticals, generics, consumer health, eyecare products and animal health. Novartis' product portfolio includes products in disease areas such as cardiovascular/metabolism/ endocrinology, oncology/hematology, central nervous system, transplantation/immunology, dermatology, respiratory, rheumatology/bone/hormone replacement therapy and ophthalmics. American depositary receipts evidencing American depositary shares of Novartis are traded on the New York Stock Exchange. Prior to listing on the New York Stock Exchange on May 11, 2000, Novartis' American depositary receipts were traded in the United States in the over-the-counter market. Shares of Novartis also trade on the Swiss, Zurich and London Stock Exchanges.

             Closing             Closing             Closing             Closing             Closing             Closing
  1999        Price    2000       Price    2001       Price    2002       Price    2003       Price     2004      Price
---------    ------- --------    ------- --------    ------- --------    ------- --------    ------- --------    -------
January       46.78  January      30.86  January      42.83  January      34.63  January      37.08  January      45.15
February      43.86  February     31.83  February     42.67  February     37.96  February     36.58  February     44.15
March         40.55  March        34.19  March        39.33  March        39.60  March        37.06  March        42.60
April         36.67  April        35.01  April        39.15  April        41.97  April        39.48  April        44.80
May           36.36  May          36.88  May          38.38  May          42.82  May          40.00  May          45.17
June          36.51  June         40.00  June         36.15  June         43.83  June         39.81  June         44.50
July          36.07  July         38.56  July         35.02  July         41.13  July         38.59  July         44.66
August        35.97  August       37.81  August       36.47  August       40.45  August       36.97  August       46.45
September     37.09  September    38.69  September    38.92  September    39.73  September    38.84  September    46.67
October       37.41  October      38.38  October      37.63  October      37.94  October      38.37
November      38.96  November     40.56  November     35.76  November     38.00  November     42.20
December      36.51  December     44.75  December     36.50  December     36.73  December     45.89

    The closing price on October 20, 2004 was $46.70.

                               QIAGEN N.V. (QGENF)

         Qiagen N.V. produces and distributes biotechnology products, primarily for the separation, purification and handling of nucleic acids, which are used in drug screening and the development of genetic vaccinations. Qiagen's products are sold to academic research markets and to pharmaceutical and biotechnology companies. New York registered shares of Qiagen are traded through the Nasdaq National Market System. Shares of Qiagen also trade on the Frankfurt Stock Exchange.

             Closing             Closing             Closing             Closing             Closing             Closing
  1999        Price    2000       Price    2001       Price    2002       Price    2003       Price     2004      Price
---------    ------- --------    ------- --------    ------- --------    ------- --------    ------- --------    -------
January        8.61  January      24.72  January      33.38  January      19.01  January       5.67  January      13.03
February       9.05  February     43.63  February     27.50  February     15.30  February      5.84  February     13.31
March          8.52  March        34.00  March        20.56  March        14.89  March         5.81  March        13.15
April          9.16  April        36.28  April        26.40  April        13.10  April         6.31  April        11.85
May            8.77  May          38.09  May          24.65  May          15.06  May           9.40  May          11.10
June           8.50  June         43.50  June         22.05  June         11.65  June          8.12  June         12.11
July           9.00  July         49.75  July         21.30  July          6.91  July          8.89  July          9.85
August        10.94  August       47.75  August       20.80  August        5.97  August       12.51  August        8.94
September     10.66  September    47.13  September    14.71  September     4.59  September    10.61  September    11.45
October       13.34  October      43.13  October      17.90  October       6.70  October      11.74
November      16.75  November     34.56  November     19.68  November      6.50  November     11.21
December      18.88  December     34.59  December     18.56  December      5.19  December     11.96

    The closing price on October 20, 2004 was $10.98.


                             REPSOL YPF, S.A. (REP)

         Repsol YPF, S.A. is an integrated oil and gas company involved in a variety of aspects of the petroleum business, including the exploration, development and production of crude oil and natural gas; the transport of oil and gas products; oil refining; the production of a wide range of petrochemicals; and the marketing of oil and gas products. The Company is also engaged in petroleum refining, production of a wide range of petrochemicals and marketing of petroleum products, petroleum derivatives, petrochemicals, LPG and natural gas. American depositary receipts evidencing American depositary shares of Repsol are traded on the New York Stock Exchange. Shares of Repsol also trade on the Madrid and Buenos Aires Stock Exchanges.

             Closing             Closing             Closing             Closing             Closing             Closing
  1999        Price    2000       Price    2001       Price    2002       Price    2003       Price     2004      Price
---------    ------- --------    ------- --------    ------- --------    ------- --------    ------- --------    -------
January       18.10  January      19.00  January      17.23  January      12.04  January      14.48  January      20.31
February      17.50  February     19.13  February     17.01  February     12.24  February     14.02  February     20.59
March         17.08  March        21.31  March        17.78  March        12.70  March        14.34  March        20.81
April         16.50  April        20.63  April        18.26  April        12.25  April        14.55  April        20.88
May           18.00  May          21.06  May          18.09  May          11.84  May          15.74  May          21.15
June          20.31  June         19.81  June         16.66  June         11.83  June         16.17  June         21.86
July          20.69  July         18.88  July         16.52  July         12.23  July         15.86  July         21.30
August        20.88  August       19.81  August       16.91  August       13.06  August       16.93  August       20.74
September     19.94  September    18.31  September    14.56  September    11.98  September    16.47  September    21.92
October       20.50  October      15.94  October      14.51  October      11.06  October      17.37
November      21.75  November     16.38  November     14.30  November     12.52  November     17.49
December      23.25  December     16.13  December     14.53  December     13.08  December     19.55

    The closing price on October 20, 2004 was $21.99.

                       ROYAL DUTCH PETROLEUM COMPANY (RD)

         Royal Dutch Petroleum Company is a holding company that owns, directly or indirectly, investments in the companies constituting the Royal Dutch/Shell Group of Companies (the Group). The Group includes a range of petroleum-related and other businesses such as Shell Aviation, Shell Global Solutions and Shell Services. The companies in the Group explore and produce gas and power, oil products, chemicals and renewables. New York registered shares of Royal Dutch trade on the New York Stock Exchange. Shares of Royal Dutch Petroleum also trade on the London Stock Exchange and on the Amsterdam, Brussels, Frankfurt, Vienna, Paris, Luxembourg, and Zurich Stock Exchanges.

             Closing             Closing             Closing             Closing             Closing             Closing
  1999        Price    2000       Price    2001       Price    2002       Price    2003       Price     2004      Price
---------    ------- --------    ------- --------    ------- --------    ------- --------    ------- --------    -------
January       40.06  January      55.06  January      60.35  January      49.97  January      41.89  January      47.40
February      43.88  February     52.75  February     58.33  February     51.37  February     39.67  February     49.59
March         52.00  March        57.81  March        55.44  March        54.32  March        40.75  March        47.58
April         58.69  April        57.38  April        59.53  April        52.26  April        40.88  April        48.66
May           56.56  May          62.44  May          60.98  May          55.00  May          45.55  May          50.09
June          60.25  June         61.56  June         58.27  June         55.27  June         46.62  June         51.67
July          61.00  July         58.25  July         58.00  July         45.70  July         43.58  July         50.30
August        61.88  August       61.19  August       56.63  August       45.20  August       44.87  August       50.69
September     59.06  September    59.94  September    50.25  September    40.17  September    44.20  September    51.60
October       59.94  October      59.38  October      50.51  October      42.78  October      44.38
November      58.00  November     59.69  November     48.34  November     43.55  November     44.90
December      60.56  December     60.56  December     49.02  December     44.02  December     52.39

    The closing price on October 20, 2004 was $53.07.

                         RYANAIR HOLDINGS P.L.C. (RYAAY)

         Ryanair Holdings p.l.c. is a low-fare passenger airline offering point-to-point routes in Europe from its bases in cities such as Dublin, London, Glasgow and Brussels. American depositary receipts evidencing American depositary shares of Ryanair are traded through the Nasdaq National Market System. Shares of Ryanair also trade on the Irish Stock Exchange.

             Closing             Closing             Closing             Closing             Closing             Closing
  1999        Price    2000       Price    2001       Price    2002       Price    2003       Price     2004      Price
---------    ------- --------    ------- --------    ------- --------    ------- --------    ------- --------    -------
January        8.56  January      17.03  January      28.72  January      32.25  January      39.54  January      35.00
February       9.47  February     17.00  February     28.25  February     31.92  February     38.20  February     34.61
March         10.19  March        22.94  March        22.25  March        30.01  March        41.64  March        34.19
April         11.19  April        20.38  April        25.80  April        31.00  April        39.67  April        33.32
May           11.00  May          20.25  May          26.95  May          30.61  May          41.46  May          30.69
June          13.25  June         18.25  June         25.98  June         34.87  June         44.92  June         32.78
July          13.00  July         21.06  July         27.31  July         32.16  July         42.69  July         31.31
August        11.47  August       18.38  August       25.28  August       32.71  August       42.39  August       31.05
September     11.47  September    19.25  September    20.49  September    33.89  September    40.45  September    29.20
October       10.31  October      20.16  October      23.37  October      37.21  October      51.16
November      12.47  November     24.25  November     29.00  November     43.81  November     46.84
December      13.78  December     27.84  December     32.05  December     39.16  December     50.66


    The closing price on October 20, 2004 was $26.62.

                                  SAP AG (SAP)

         SAP AG is a developer and provider of business software solutions. SAP primarily designs software to enable corporations, governmental agencies and educational institutions to facilitate interaction among their employees, customers and partners. SAP's software is designed to optimize supply chains, manage strategic relationships and reduce time to market and share information. SAP's preference shares are listed on the New York Stock Exchange through American depositary receipts and also trade on XETRA, the Frankfurt Stock Exchange and the Swiss Stock Exchange. SAP preference shares have limited voting rights and holders of the preference shares may vote only on matters affecting their rights in the preference shares.

             Closing             Closing             Closing             Closing             Closing             Closing
  1999        Price    2000       Price    2001       Price    2002       Price    2003       Price     2004      Price
---------    ------- --------    ------- --------    ------- --------    ------- --------    ------- --------    -------
January       33.94  January      65.19  January      47.64  January      35.06  January      23.50  January      41.46
February      32.00  February     71.31  February     38.69  February     34.17  February     20.90  February     39.60
March         26.31  March        59.75  March        28.99  March        37.20  March        18.96  March        39.31
April         31.38  April        49.13  April        40.30  April        32.60  April        25.51  April        37.28
May           33.56  May          42.88  May          35.11  May          25.80  May          28.48  May          40.40
June          34.63  June         46.94  June         35.09  June         24.29  June         29.22  June         41.81
July          31.69  July         55.75  July         36.08  July         18.70  July         29.35  July         40.01
August        33.00  August       64.19  August       34.49  August       19.25  August       29.94  August       36.46
September     37.75  September    61.50  September    25.92  September    11.25  September    30.41  September    38.95
October       36.56  October      51.00  October      25.70  October      19.14  October      36.54
November      33.56  November     33.25  November     31.03  November     22.25  November     38.55
December      52.06  December     33.69  December     31.93  December     19.50  December     41.56

    The closing price on October 20, 2004 was $41.26.

                           SCOTTISH POWER P.L.C. (SPI)

         Scottish Power p.l.c. is an energy company involved in the generation, transmission and distribution of electricity to residential, commercial and industrial customers in the United Kingdom and the western United States. In Great Britain, Scottish Power also provides gas supply services, water and wastewater services and telecommunications services. In addition, Scottish Power retails electrical, gas and home entertainment appliances in Great Britain. American depositary receipts evidencing American depositary shares of Scottish Power are traded on the New York Stock Exchange. Shares of Scottish Power also trade on the London Stock Exchange.

             Closing             Closing             Closing             Closing             Closing             Closing
  1999        Price    2000       Price    2001       Price    2002       Price    2003       Price     2004      Price
---------    ------- --------    ------- --------    ------- --------    ------- --------    ------- --------    -------
January       42.25  January      27.69  January      25.94  January      24.17  January      22.30  January      26.42
February      37.56  February     30.06  February     27.50  February     23.87  February     22.91  February     27.84
March         35.19  March        31.69  March        26.22  March        20.45  March        23.99  March        28.42
April         33.50  April        31.94  April        25.20  April        22.77  April        24.71  April        27.65
May           35.38  May          32.06  May          28.95  May          22.76  May          23.99  May          29.36
June          35.00  June         33.44  June         29.20  June         21.40  June         24.31  June         29.51
July          33.63  July         33.13  July         28.00  July         21.81  July         23.64  July         29.00
August        36.81  August       30.13  August       28.35  August       22.77  August       23.60  August       29.24
September     36.31  September    30.06  September    23.70  September    21.75  September    23.70  September    30.84
October       36.81  October      30.19  October      22.60  October      21.82  October      24.14
November      34.94  November     29.38  November     22.30  November     21.00  November     25.16
December      28.00  December     30.31  December     21.70  December     22.92  December     27.18


    The closing price on October 20, 2004 was $31.50.

                                SERONO S.A. (SRA)

         Serono S.A. is a biotechnology company that focuses on the research and development as well as the manufacturing and marketing of drugs in the reproductive health, neurology, metabolism and growth areas. Serono operates globally and has entered into exclusive agreements with biotechnology companies in Great Britain and the United States related to the research, development, commercialization and delivery of Serono products. American depositary receipts evidencing American depositary shares of Serono are traded on the New York Stock Exchange. Shares of Serono also trade on the Swiss Stock Exchange.

             Closing             Closing             Closing             Closing             Closing             Closing
  1999        Price    2000       Price    2001       Price    2002       Price    2003       Price     2004      Price
---------    ------- --------    ------- --------    ------- --------    ------- --------    ------- --------    -------
January        *     January       *     January      19.64  January      20.10  January      12.34  January      19.18
February       *     February      *     February     20.32  February     18.75  February     11.25  February     16.82
March          *     March         *     March        20.20  March        22.40  March        12.05  March        15.39
April          *     April         *     April        20.60  April        19.85  April        13.58  April        14.80
May            *     May           *     May          22.90  May          20.45  May          15.01  May          15.03
June           *     June          *     June         24.95  June         16.30  June         14.56  June         15.75
July           *     July         27.00  July         23.61  July         13.70  July         16.24  July         15.31
August         *     August       28.63  August       23.20  August       14.05  August       16.22  August       15.93
September      *     September    30.25  September    18.98  September    12.07  September    16.38  September    15.33
October        *     October      22.63  October      19.14  October      14.05  October      17.30
November       *     November     21.38  November     21.11  November     14.53  November     17.28
December       *     December     23.94  December     22.19  December     13.56  December     17.55

    The closing price on October 20, 2004 was $15.24.


                   SHIRE PHARMACEUTICALS GROUP P.L.C. (SHPGY)

         Shire Pharmaceuticals Group p.l.c. is a global pharmaceutical company that focuses on products for nervous system gastro-intestinal and renal disorders. Shire Pharmaceuticals has a particular interest in therapies that are prescribed by specialist doctors as opposed to primary care physicians. Shire Pharmaceuticals has operations in the United States and Europe. American depositary receipts evidencing American depositary shares of Shire Pharmaceuticals shares are included in the Biotech HOLDRS and are traded through the Nasdaq National Market System. Shares of Shire Pharmaceuticals also trade on the London Stock Exchange.

             Closing             Closing             Closing             Closing             Closing             Closing
  1999        Price    2000       Price    2001       Price    2002       Price    2003       Price     2004      Price
---------    ------- --------    ------- --------    ------- --------    ------- --------    ------- --------    -------
January       21.13  January      40.69  January      56.59  January      34.90  January      16.93  January      29.25
February      20.50  February     48.00  February     53.44  February     23.78  February     15.73  February     30.86
March         22.81  March        51.25  March        43.75  March        23.47  March        18.53  March        29.32
April         21.63  April        40.25  April        49.90  April        22.20  April        19.95  April        27.74
May           23.75  May          43.63  May          49.59  May          27.39  May          20.75  May          27.60
June          26.00  June         51.88  June         55.50  June         25.81  June         19.70  June         26.72
July          25.38  July         54.75  July         50.14  July         25.50  July         23.43  July         26.66
August        25.00  August       56.50  August       43.42  August       29.19  August       23.21  August       25.90
September     28.81  September    51.63  September    40.30  September    24.77  September    22.10  September    28.65
October       31.75  October      62.88  October      44.70  October      23.36  October      22.88
November      30.69  November     45.63  November     35.90  November     20.68  November     25.00
December      29.13  December     46.06  December     36.60  December     18.89  December     29.06


    The closing price on October 20, 2004 was $28.45.

                             SKILLSOFT P.L.C. (SKIL)

         SkillSoft p.l.c. is a provider of e-learning courseware and referenceware for business and information technology professionals. SkillSoft content offerings include SkillChoice Multi-Modal Learning Solutions, Business Skills Library and IT Skills and Certification Library; ITPro Collection, BusinessPro Collection, FinancePro Collection and OfficeEssentials Referenceware Collections by Books24x7; and health and safety compliance courseware by GoTrain. Shares of SkillSoft p.l.c. are traded on the New York Stock Exchange.

             Closing             Closing             Closing             Closing             Closing             Closing
  1999        Price    2000       Price    2001       Price    2002       Price    2003       Price     2004      Price
---------    ------- --------    ------- --------    ------- --------    ------- --------    ------- --------    -------
January        *     January       *     January       *     January       *     January      2.86   January       8.70
February       *     February      *     February      *     February      *     February     2.85   February     10.01
March          *     March         *     March         *     March        10.50  March        2.65   March        12.77
April          *     April         *     April         *     April         6.45  April        3.72   April        12.50
May            *     May           *     May           *     May           5.51  May          4.17   May          10.00
June           *     June          *     June          *     June          3.40  June         5.05   June          7.60
July           *     July          *     July          *     July          3.41  July         6.52   July          6.24
August         *     August        *     August        *     August        4.33  August       7.52   August        6.12
September      *     September     *     September     *     September     3.30  September    7.45   September     6.69
October        *     October       *     October       *     October       4.01  October      7.98
November       *     November      *     November      *     November      3.74  November     7.73
December       *     December      *     December      *     December      2.75  December     8.65

    The closing price on October 20, 2004 was $6.54.


                          STMICROELECTRONICS N.V. (STM)

         STMicroelectronics N.V. is a semiconductor company that designs, develops, manufactures and markets a broad range of semiconductor integrated circuits and devices used in a wide variety of microelectronic applications, including automotive products, computer peripherals, telecommunications systems, consumer products, industrial automation and control systems. STMicroelectronics' products are organized into five principal groups: telecommunications, peripherals and automotive, consumer and microcontroller, memory products and discrete and standard integrated circuits. New York registered shares of STMicroelectronics are traded on the New York Stock Exchange. Shares of STMicroelectronics also trade on the Paris and Italian Stock Exchanges and are also quoted on SEAQ International.

             Closing             Closing             Closing             Closing             Closing             Closing
  1999        Price    2000       Price    2001       Price    2002       Price    2003       Price     2004      Price
---------    ------- --------    ------- --------    ------- --------    ------- --------    ------- --------    -------
January       17.42  January      56.13  January      47.22  January      31.31  January      18.36  January      26.84
February      14.56  February     66.67  February     31.40  February     29.46  February     18.61  February     25.85
March         16.19  March        62.40  March        34.17  March        33.92  March        18.90  March        23.60
April         17.00  April        63.23  April        40.45  April        30.79  April        20.59  April        21.77
May           19.35  May          60.06  May          35.55  May          26.90  May          22.81  May          22.55
June          23.10  June         64.19  June         33.49  June         24.33  June         20.79  June         22.01
July          23.50  July         56.94  July         31.84  July         21.29  July         21.39  July         18.66
August        22.35  August       61.69  August       30.73  August       20.14  August       24.94  August       17.11
September     24.69  September    47.63  September    21.49  September    13.53  September    24.05  September    17.28
October       30.29  October      51.94  October      27.97  October      19.67  October      26.64
November      41.69  November     40.75  November     33.65  November     25.40  November     27.87
December      50.48  December     42.81  December     31.67  December     19.51  December     27.01

    The closing price on October 20, 2004 was $17.70.

                              TELEFONICA S.A. (TEF)

         Telefonica, S.A. is a telecommunications company that operates in Spanish- and Portuguese-speaking markets. Telefonica provides services in the areas of fixed telephony, mobile telephony, business services, Internet and broadband, content, directories, applications and customer relationship management. American depositary receipts evidencing American depositary shares of Telefonica are traded on the New York Stock Exchange. Shares of Telefonica also trade on the Buenos Aires, Frankfurt, Lima, London, Madrid, Paris, Sao Paulo and Tokyo Stock Exchanges.

             Closing             Closing             Closing             Closing             Closing             Closing
  1999        Price    2000       Price    2001       Price    2002       Price    2003       Price     2004      Price
---------    ------- --------    ------- --------    ------- --------    ------- --------    ------- --------    -------
January       39.33  January      67.49  January      51.84  January      33.47  January      28.63  January      46.80
February      39.12  February     76.98  February     45.97  February     33.07  February     28.30  February     49.21
March         36.34  March        66.04  March        44.25  March        31.82  March        28.05  March        45.54
April         40.44  April        58.83  April        46.43  April        31.06  April        33.25  April        44.13
May           41.86  May          54.06  May          41.01  May          30.18  May          34.11  May          43.65
June          42.69  June         56.89  June         34.40  June         23.89  June         34.57  June         44.63
July          41.57  July         56.22  July         33.54  July         25.85  July         34.82  July         43.67
August        41.95  August       50.89  August       32.57  August       26.49  August       35.50  August       42.92
September     41.79  September    52.78  September    31.36  September    21.47  September    35.45  September    44.99
October       43.47  October      51.45  October      32.77  October      27.15  October      37.40
November      55.17  November     42.01  November     36.87  November     29.05  November     38.82
December      69.98  December     44.40  December     37.03  December     25.54  December     44.19


    The closing price on October 20, 2004 was $48.30.


                           TERRA NETWORKS, S.A. (TRLY)

         Terra Networks, S.A. is an Internet network services provider with operations in the United States, Canada, Europe, Asia and Latin America. Terra provides access to the Internet in Spain and certain countries in Latin America; portal and network services; a range of online advertising, marketing and e-commerce opportunities; Web design and hosting and communication, and consulting services, such as Web audit, Web rationalization and Web maintenance. American depositary receipts evidencing American depositary shares of Terra Networks are traded through the Nasdaq National Market System. Shares of Terra Networks also trade on the Madrid Stock Exchange.

             Closing             Closing             Closing             Closing             Closing             Closing
  1999        Price    2000       Price    2001       Price    2002       Price    2003       Price     2004      Price
---------    ------- --------    ------- --------    ------- --------    ------- --------    ------- --------    -------
January        *     January       87.81  January      16.31  January      8.07   January      4.60   January      6.14
February       *     February     129.63  February     11.44  February     7.27   February     4.93   February     6.35
March          *     March         78.50  March         9.22  March        7.79   March        4.75   March        6.12
April          *     April         62.50  April         8.79  April        6.48   April        5.28   April        6.00
May            *     May           43.63  May           7.95  May          5.80   May          6.40   May          6.09
June           *     June          36.47  June          7.61  June         5.79   June         6.00   June         5.88
July           *     July          38.19  July          6.77  July         5.76   July         5.83   July         5.93
August         *     August        40.13  August        7.03  August       5.20   August       5.52   August       3.42
September      *     September     36.75  September     5.09  September    3.88   September    5.48   September    3.37
October        *     October       24.19  October       6.34  October      4.78   October      5.72
November      33.75  November      14.00  November      8.35  November     5.02   November     5.74
December      54.75  December      10.56  December      7.87  December     4.12   December     5.89

    The closing price on October 20, 2004 was $3.48.

                                TOTAL S.A. (TOT)

         TOTAL S.A. (formerly TOTAL Fina Elf S.A.) is an integrated oil and gas company. Its operations are conducted through three business segments: Upstream, Downstream and Chemicals. Upstream includes exploration, development and production activities, including coal, gas and power operations. Downstream sells substantially all of the crude oil produced by TOTAL, purchases most of the crude oil required to supply its refineries, operates refineries and markets petroleum products, and conducts TOTAL's bulk trading. Chemicals includes petrochemicals and plastics, rubber processing, resins, paints, adhesives and electroplating. In addition, TOTAL is involved in the coal mining, cogeneration and electricity sectors. American depositary receipts evidencing American depositary shares of Total are traded on the New York Stock Exchange. Shares of Total also trade on the Paris Stock Exchange.

             Closing             Closing             Closing             Closing             Closing             Closing
  1999        Price    2000       Price    2001       Price    2002       Price    2003       Price     2004      Price
---------    ------- --------    ------- --------    ------- --------    ------- --------    ------- --------    -------
January       51.25  January      62.25  January      73.50  January      70.36  January      67.91  January       88.30
February      51.63  February     67.13  February     70.51  February     73.55  February     65.75  February      91.99
March         61.00  March        73.63  March        67.95  March        76.60  March        63.27  March         92.00
April         68.00  April        75.63  April        74.90  April        75.71  April        65.70  April         92.12
May           60.81  May          78.94  May          73.74  May          77.67  May          73.55  May           94.08
June          64.44  June         76.81  June         70.20  June         80.90  June         75.80  June          96.08
July          63.63  July         73.56  July         70.88  July         72.55  July         73.60  July          97.35
August        65.04  August       74.50  August       73.85  August       71.32  August       77.01  August        97.99
September     63.44  September    73.44  September    67.55  September    65.85  September    75.80  September    102.17
October       66.69  October      71.63  October      69.74  October      68.02  October      78.07
November      66.13  November     70.63  November     64.09  November     66.75  November     80.77
December      69.25  December     72.69  December     70.24  December     71.50  December     92.51


    The closing price on October 20, 2004 was $104.49.


                                  UBS AG (UBS)

         UBS AG is an integrated investment services firm that offers investment, trading and risk management services. UBS's clients include international corporations, small and medium-sized businesses in Switzerland, governments and other public bodies, financial institutions, market participants and individuals. Global shares of UBS are traded on the New York Stock Exchange. Shares of UBS also trade on the Zurich Stock Exchange and the Tokyo Stock Exchange.

             Closing             Closing             Closing             Closing             Closing             Closing
  1999        Price    2000       Price    2001       Price    2002       Price    2003       Price     2004      Price
---------    ------- --------    ------- --------    ------- --------    ------- --------    ------- --------    -------
January        *     January       *     January      58.89  January      45.50  January      43.92  January      71.67
February       *     February      *     February     53.20  February     46.44  February     41.70  February     74.01
March          *     March         *     March        48.00  March        49.75  March        42.70  March        74.49
April          *     April         *     April        50.59  April        48.49  April        47.45  April        70.80
May            *     May          45.08  May          49.95  May          51.90  May          54.72  May          72.10
June           *     June         49.00  June         47.34  June         49.89  June         55.40  June         71.06
July           *     July         48.00  July         45.15  July         44.30  July         58.30  July         66.77
August         *     August       48.73  August       48.82  August       47.01  August       54.38  August       67.49
September      *     September    45.16  September    46.15  September    41.00  September    56.23  September    70.33
October        *     October      46.67  October      46.37  October      47.26  October      61.34
November       *     November     45.75  November     49.86  November     50.18  November     64.18
December       *     December     54.47  December     50.00  December     48.12  December     67.99


    The closing price on October 20, 2004 was $70.56.

                               UNILEVER N.V. (UN)

         Unilever N.V. is the parent company of a group of companies primarily engaged in supplying consumer goods in foods, household care and personal product categories. Unilever's operations are organized into two global divisions: foods and home and personal care. Unilever's products include culinary, frozen food, deodorant, hair care, laundry, cooking, skin and oral care and fragrance products sold under such brand names as Pond's, Dove, Lipton and Magnum. New York registered shares of Unilever trade on the New York Stock Exchange. Shares of Unilever also trade on the Amsterdam, Frankfurt and Zurich Stock Exchanges.

             Closing             Closing             Closing             Closing             Closing             Closing
  1999        Price    2000       Price    2001       Price    2002       Price    2003       Price     2004      Price
---------    ------- --------    ------- --------    ------- --------    ------- --------    ------- --------    -------
January       85.68  January      46.25  January      56.56  January      56.34  January      56.71  January      67.48
February      81.13  February     45.50  February     55.90  February     58.28  February     56.68  February     72.70
March         74.41  March        48.13  March        52.64  March        56.80  March        59.44  March        69.44
April         72.73  April        45.56  April        56.12  April        64.70  April        62.97  April        65.93
May           65.31  May          50.81  May          55.59  May          65.52  May          58.50  May          65.97
June          69.75  June         43.00  June         59.57  June         64.80  June         54.00  June         68.51
July          69.88  July         44.25  July         59.95  July         56.35  July         56.48  July         61.33
August        68.88  August       47.25  August       61.09  August       59.17  August       55.98  August       60.06
September     68.13  September    48.25  September    54.02  September    59.45  September    59.18  September    57.80
October       66.69  October      50.81  October      51.98  October      64.01  October      58.65
November      54.44  November     62.06  November     56.90  November     58.15  November     60.10
December      54.44  December     62.94  December     57.61  December     61.71  December     64.90

    The closing price on October 20, 2004 was $57.20.



                              VIVENDI UNIVERSAL (V)

         Vivendi Universal is a media and communications company with operations in the television, film, publishing, music, Internet and telecommunications industries. Vivendi Universal operates through a portfolio of assets in six principal segments: Cegetel Group, Universal Music Group (UMG), Vivendi Universal Entertainment (VUE), Canal+ Group, Maroc Telecom and Vivendi Universal Games (VU Games). American depositary receipts evidencing American depositary shares of Vivendi Universal are traded on the New York Stock Exchange. Shares of Vivendi Universal also trade on the Paris Stock Exchange.

             Closing             Closing             Closing             Closing             Closing             Closing
  1999        Price    2000       Price    2001       Price    2002       Price    2003       Price     2004      Price
---------    ------- --------    ------- --------    ------- --------    ------- --------    ------- --------    -------
January       97.44  January      102.73  January     74.85  January      42.63  January      16.91  January      26.52
February      86.90  February     117.46  February    63.20  February     38.70  February     13.88  February     28.85
March         82.01  March        115.31  March       60.65  March        38.50  March        13.40  March        26.54
April         77.97  April         99.15  April       68.01  April        32.12  April        16.41  April        24.72
May           72.90  May          106.65  May         63.80  May          31.05  May          18.63  May          25.56
June          81.01  June          88.62  June        58.00  June         21.50  June         18.44  June         27.90
July          78.62  July          79.88  July        58.50  July         15.86  July         17.44  July         24.88
August        77.21  August        81.79  August      54.71  August       12.96  August       16.90  August       24.87
September     70.23  September     74.06  September   46.35  September    11.39  September    17.76  September    25.73
October       75.73  October       72.81  October     46.63  October      12.12  October      21.03
November      80.05  November      61.88  November    50.65  November     16.20  November     22.90
December      89.86  December      65.31  December    53.79  December     16.07  December     24.28


    The closing price on October 20, 2004 was $26.65.

                           VODAFONE GROUP P.L.C. (VOD)

         Vodafone Group p.l.c. provides international wireless telecommunications services in continental Europe, the United Kingdom, the United States and Asia through subsidiaries, joint ventures and associated undertakings. Vodafone also has investment interests in wireless telecommunications companies in the Middle East and Africa. Vodafone offers a range of mobile telecommunications services, including voice and data communications. Vodafone also has controlling interests in certain non-mobile telecommunication businesses. American depositary receipts evidencing American depositary shares of Vodafone are traded on the New York Stock Exchange. Shares of Vodafone also trade on the London Stock Exchange.

             Closing             Closing             Closing             Closing             Closing             Closing
  1999        Price    2000       Price    2001       Price    2002       Price    2003       Price     2004      Price
---------    ------- --------    ------- --------    ------- --------    ------- --------    ------- --------    -------
January       39.05  January      56.00  January      34.97  January      21.70  January      18.85  January      25.60
February      36.44  February     57.69  February     27.31  February     19.00  February     18.10  February     24.97
March         37.55  March        55.56  March        27.15  March        18.43  March        18.22  March        23.90
April         35.91  April        47.00  April        30.28  April        16.20  April        19.76  April        24.54
May           38.28  May          45.81  May          25.89  May          14.93  May          21.91  May          23.76
June          39.40  June         41.44  June         22.35  June         13.65  June         19.65  June         22.10
July          42.10  July         43.13  July         21.55  July         15.17  July         18.98  July         21.73
August        40.11  August       40.94  August       20.15  August       15.99  August       18.30  August       22.90
September     47.55  September    37.00  September    21.96  September    12.83  September    20.25  September    24.11
October       47.63  October      42.56  October      23.12  October      15.92  October      21.15
November      47.19  November     34.38  November     25.34  November     18.75  November     23.35
December      49.50  December     35.81  December     25.68  December     18.12  December     25.04


    The closing price on October 20, 2004 was $25.20.


                            WPP GROUP P.L.C. (WPPGY)

         WPP Group p.l.c. is a communication services organization that provides advertising, media investment management, information and consultancy, public relations and public affairs, branding and identity, healthcare and specialist communications. American depositary receipts evidencing American depositary shares of WPP Group are traded through the Nasdaq National Market System. Shares of WPP Group also trade on the London Stock Exchange.

             Closing             Closing             Closing             Closing             Closing             Closing
  1999        Price    2000       Price    2001       Price    2002       Price    2003       Price     2004      Price
---------    ------- --------    ------- --------    ------- --------    ------- --------    ------- --------    -------
January       37.41  January      81.00  January      63.69  January      49.90  January      35.61  January      55.88
February      39.81  February     99.00  February     59.00  February     52.81  February     30.68  February     56.11
March         43.25  March        86.75  March        53.69  March        56.46  March        27.52  March        50.91
April         43.88  April        77.38  April        59.90  April        52.94  April        35.58  April        49.29
May           40.81  May          60.56  May          54.14  May          51.69  May          41.21  May          50.00
June          42.88  June         72.63  June         50.25  June         44.08  June         40.07  June         51.23
July          44.75  July         69.00  July         52.26  July         38.24  July         44.50  July         46.66
August        46.97  August       70.63  August       49.47  August       36.98  August       45.98  August       45.26
September     46.50  September    59.31  September    36.87  September    34.10  September    42.12  September    46.61
October       54.94  October      66.88  October      44.40  October      33.95  October      47.98
November      72.50  November     53.44  November     49.28  November     41.62  November     48.16
December      83.13  December     62.81  December     53.90  December     37.88  December     49.30


    The closing price on October 20, 2004 was $48.48.

                   [EUROPE 2001 HOLDRS(SM) TRUST LOGO OMITTED]





                        1,000,000,000 Depositary Receipts

                          Europe 2001 HOLDRS(SM) Trust

                       -----------------------------------

                                   PROSPECTUS

                       -----------------------------------








                                October 25, 2004